                    MERRILL MORTGAGE LOAN PURCHASE AGREEMENT

            This Mortgage Loan Purchase Agreement, dated as of March 30, 2007
(this "Agreement"), is entered into between Merrill Lynch Mortgage Lending, Inc.
(the "Seller") and Merrill Lynch Mortgage Investors, Inc. (the "Purchaser").

            The Seller intends to sell and the Purchaser intends to purchase certain multifamily, commercial and manufactured housing community mortgage loans (the "Mortgage Loans") identified on the schedule (the "Mortgage Loan
Schedule") annexed hereto as Schedule II. The Purchaser intends to deposit the
Mortgage Loans, along with certain other mortgage loans (the "Other Mortgage
Loans"), into a trust fund (the "Trust Fund"), the beneficial ownership of which will be evidenced by multiple classes of mortgage pass-through certificates (the
"Certificates"). One or more "real estate mortgage investment conduit" ("REMIC")
elections will be made with respect to most of the Trust Fund. The Trust Fund will be created and the Certificates will be issued pursuant to a Pooling and
Servicing Agreement, dated as of April 1, 2007 (the "Pooling and Servicing
Agreement"), among the Purchaser as depositor, Wachovia Bank, National
Association and Wells Fargo Bank, National Association as master servicers
(each, in such capacity, a "Master Servicer"), LNR Partners, Inc. as special servicer (the "Special Servicer") and LaSalle Bank National Association as
trustee (the "Trustee"). Capitalized terms used but not defined herein
(including the schedules attached hereto) have the respective meanings set forth in the Pooling and Servicing Agreement.

            The Purchaser has entered into an Underwriting Agreement, dated as of March 30, 2007 (the "Underwriting Agreement"), with Merrill Lynch, Pierce,
Fenner & Smith Incorporated ("Merrill Lynch") for itself and as representative of Countrywide Securities Corporation ("Countrywide Securities"), Credit Suisse
Securities (USA) LLC ("Credit Suisse") and Morgan, Stanley & Co. Incorporated
("Morgan Stanley"); Merrill Lynch, Countrywide Securities, Credit Suisse and
Morgan Stanley, collectively, in such capacity, the "Underwriters"), whereby the
Purchaser will sell to the Underwriters all of the Certificates that are to be registered under the Securities Act of 1933, as amended (such Certificates, the
"Publicly-Offered Certificates"). The Purchaser has also entered into a
Certificate Purchase Agreement, dated as of March 30, 2007 (the "Certificate
Purchase Agreement"), with Merrill Lynch for itself and as representative of
Countrywide Securities (together in such capacity, the "Initial Purchasers"), whereby the Purchaser will sell to the Initial Purchasers all of the remaining
Certificates (such Certificates, the "Private Certificates").

            Now, therefore, in consideration of the premises and the mutual agreements set forth herein, the parties agree as follows:

            SECTION 1. Agreement to Purchase.

            The Seller agrees to sell, and the Purchaser agrees to purchase, the
Mortgage Loans identified on the Mortgage Loan Schedule. The Mortgage Loan
Schedule may be amended to reflect the actual Mortgage Loans delivered to the
Purchaser pursuant to the terms hereof. The Mortgage Loans are expected to have an aggregate principal balance of $1,387,191,868 (the "Merrill Mortgage Loan
Balance") (subject to a variance of plus or minus

5.0%) as of the close of business on the Cut-off Date, after giving effect to any payments due on or before such date, whether or not such payments are received. The Merrill Mortgage Loan Balance, together with the aggregate principal balance of the Other Mortgage Loans as of the Cut-off Date (after giving effect to any payments due on or before such date, whether or not such payments are received), is expected to equal an aggregate principal balance (the
"Cut-off Date Pool Balance") of $2,145,926,360 (subject to a variance of plus or minus 5%). The purchase and sale of the Mortgage Loans shall take place on April
12, 2007 or such other date as shall be mutually acceptable to the parties to this Agreement (the "Closing Date"). The consideration (the "Purchase
Consideration") for the Mortgage Loans shall be equal to (i) 101.48174% of the
Merrill Mortgage Loan Balance as of the Cut-off Date, plus (ii) $2,430,680.56, which amount represents the amount of interest accrued on the Merrill Mortgage
Loan Balance, as agreed to by the Seller and the Purchaser.

            The Purchase Consideration shall be paid to the Seller or its designee by wire transfer in immediately available funds on the Closing Date.

            SECTION 2. Conveyance of Mortgage Loans.

            (a)   Effective as of the Closing Date, subject only to the Seller's receipt of the Purchase Consideration and the satisfaction or waiver of the conditions to closing set forth in Section 5 of this Agreement (which conditions shall be deemed to have been satisfied or waived upon the Seller's receipt of the Purchase Consideration), the Seller does hereby sell, transfer, assign, set over and otherwise convey to the Purchaser, without recourse (except as set forth in this Agreement), all the right, title and interest of the Seller in and to the Mortgage Loans identified on the Mortgage Loan Schedule as of such date, on a servicing released basis (subject to certain agreements regarding servicing as provided in the Servicing Rights Purchase Agreement (as defined in Section
6(a)(iii) hereof)), together with all of the Seller's right, title and interest in and to the proceeds of any related title, hazard, primary mortgage or other insurance proceeds. The Mortgage Loan Schedule, as it may be amended, shall conform to the requirements set forth in this Agreement and the Pooling and
Servicing Agreement.

            (b)   The Purchaser or its assignee shall be entitled to receive all scheduled payments of principal and interest due after the Cut-off Date, and all other recoveries of principal and interest collected after the Cut-off Date
(other than in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date). All scheduled payments of principal and interest due on or before the Cut-off Date but collected after the Cut-off Date, and recoveries of principal and interest collected on or before the Cut-off Date
(only in respect of principal and interest on the Mortgage Loans due on or before the Cut-off Date and principal prepayments thereon), shall belong to, and be promptly remitted to, the Seller.

            (c)   The Seller hereby represents and warrants that it has or will have, on behalf of the Purchaser, delivered to the Trustee (i) on or before the
Closing Date, the documents and instruments specified below with respect to each
Mortgage Loan that are Specially Designated Mortgage Loan Documents and (ii) on
or before the date that is 30 days after the Closing Date, the remaining documents and instruments specified below that are not Specially Designated
Mortgage Loan Documents with respect to each Mortgage Loan (the documents and instruments specified below and referred to in clauses (i) and (ii) preceding, collectively, a

                                        2

"Mortgage File"). All Mortgage Files so delivered will be held by the Trustee in escrow for the benefit of the Seller at all times prior to the Closing Date. The
Mortgage File with respect to each Mortgage Loan that is a Serviced Trust
Mortgage Loan shall contain the following documents:

            (i)     (A) the original executed Mortgage Note for the subject
      Mortgage Loan, including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such
      Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto
      (without recourse, representation or warranty, express or implied) to the order of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage
      Pass-Through Certificates, Series 2007-6, or in blank, and (B) in the case of a Loan Combination, a copy of the executed Mortgage Note for each related Non-Trust Loan;

            (ii)    an original or copy of the Mortgage, together with originals or copies of any and all intervening assignments thereof, in each case
      (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan (as defined below), an original or a copy of the Mortgage, together with any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office) with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN (as defined below) of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

            (iii)   an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with originals or copies of any and all intervening assignments thereof, in each case (unless not yet returned by the applicable recording office)
      with evidence of recording indicated thereon or certified by the applicable recording office or, in the case of a MERS Mortgage Loan, an original or copy of any related Assignment of Leases (if such item is a document separate from the Mortgage), together with any and all intervening assignments thereof, in each case with evidence of recording indicated thereon or certified by the applicable recording office, with language noting the presence of the MIN of such Mortgage Loan and language indicating that such Mortgage Loan is a MERS Mortgage Loan;

            (iv)    an original executed assignment, in recordable form (except for completion of the assignee's name and address (if the assignment is delivered in blank) and any missing recording information or a certified copy of that assignment as sent for recording), of (a) the Mortgage, (b)
      any related Assignment of Leases (if such item is a document separate from the Mortgage) and (c) any other recorded document relating to the subject
      Mortgage Loan otherwise included in the Mortgage File, in favor of LaSalle
      Bank National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-6 (or, in the case of a Loan Combination, in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-6,

                                        3

      Commercial Mortgage Pass-Through Certificates, Series 2007-6, and in its
      capacity as lead lender on behalf of the holder(s) of the related
      Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from MERS indicating the Trustee's ownership of such Mortgage
      Loan on the MERS(R) System and the Trustee as the beneficiary of the assignment(s) of (x) the Mortgage, (y) any related Assignment of Leases
      (if such item is a document separate from the Mortgage) and (z) any other recorded document relating to such Mortgage Loan otherwise included in the
      Mortgage File;

            (v)     an original assignment of all unrecorded documents relating to the Mortgage Loan (to the extent not already assigned pursuant to clause (iv) above) in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6 (or,
      in the case of a Loan Combination, in favor of LaSalle Bank National
      Association, as trustee for the registered holders of ML-CFC Commercial
      Mortgage Trust 2007-6, Commercial Mortgage Pass-Through Certificates,
      Series 2007-6, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS
      Mortgage Loan (to the extent not already evidenced pursuant to clause (iv)
      above), evidence from MERS indicating the Trustee's ownership of the
      Mortgage Loan on the MERS(R) System and the Trustee as beneficiary of the assignment(s) of unrecorded documents related to the Mortgage Loan;

            (vi)    originals or copies of any consolidation, assumption,
      substitution and modification agreements in those instances where the terms or provisions of the Mortgage or Mortgage Note have been consolidated or modified or the subject Mortgage Loan has been assumed;

            (vii)   the original or a copy of the policy or certificate of
      lender's title insurance or, if such policy has not been issued or located, an original or copy of an irrevocable, binding commitment (which may be a pro forma policy or a marked version of the policy that has been executed by an authorized representative of the title company or an agreement to provide the same pursuant to binding escrow instructions executed by an authorized representative of the title company) to issue such title insurance policy;

            (viii)  any filed copies or other evidence of filing of any prior
      UCC Financing Statements in favor of the originator of the subject
      Mortgage Loan or in favor of any assignee prior to the Trustee (but only to the extent the Seller had possession of such UCC Financing Statements prior to the Closing Date) and, if there is an effective UCC Financing
      Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements, a UCC Financing Statement assignment, in form suitable for filing in favor of LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust
      2007-6, Commercial Mortgage Pass-Through Certificates, Series 2007-6, as
      assignee (or, in the case of a Loan Combination, in favor of LaSalle Bank
      National Association, as trustee for the registered holders of ML-CFC
      Commercial Mortgage Trust 2007-6, Commercial Mortgage Pass-Through
      Certificates, Series 2007-6, and in its capacity as lead lender on behalf of the holder of the related Non-Trust Loan(s)), or in blank or, in the case of a MERS Mortgage Loan, evidence from

                                        4

      MERS indicating the Trustee's ownership of such Mortgage Loan on the
      MERS(R) System and the Trustee as the beneficiary of any effective UCC
      Financing Statement in favor of the Seller on record with the applicable public office for UCC Financing Statements;

            (ix)    an original or a copy of any Ground Lease, guaranty or
      ground lessor estoppel;

            (x)     an original or a copy of any intercreditor agreement
      relating to permitted debt of the Mortgagor and any intercreditor agreement relating to mezzanine debt related to the Mortgagor;

            (xi)    an original or a copy of any loan agreement, any escrow or reserve agreement, any security agreement, any management agreement, any agreed upon procedures letter, any lockbox or cash management agreements, any environmental reports or any letter of credit (which letter of credit shall not be delivered in original from to the Trustee, but rather to the applicable Master Servicer), in each case relating to the subject Mortgage
      Loan;

            (xii)   with respect to a Mortgage Loan secured by a hospitality
      property, a signed copy of any franchise agreement and/or franchisor comfort letter; and

            (xiii)  if such Trust Mortgage Loan is part of a Loan Combination, an original or a copy of the related Loan Combination Intercreditor
      Agreement.

            The Mortgage File with respect to the Peter Cooper Village and
Stuyvesant Town Trust Mortgage Loan shall contain the following documents:

            (i)     the original executed Mortgage Note for such Mortgage Loan including any power of attorney related to the execution thereof (or a lost note affidavit and indemnity with a copy of such Mortgage Note attached thereto), together with any and all intervening endorsements thereon, endorsed on its face or by allonge attached thereto (without recourse, representation or warranty, express or implied) to the order of
      LaSalle Bank National Association, as trustee for the registered holders of ML-CFC Commercial Mortgage Trust 2007-6, Commercial Mortgage
      Pass-Through Certificates, Series 2007-6, or in blank;

            (ii)    an executed copy of the Peter Cooper Village and Stuyvesant
      Town Intercreditor Agreement; and

            (iii)   an executed copy of the WBCMT-C30 Pooling and Servicing
      Agreement.

            The foregoing Mortgage File delivery requirement shall be subject to
Section 2.01(c) of the Pooling and Servicing Agreement.

            For purposes of this Section 2(c):

                                        5

            "MERS" means Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

            "MERS Mortgage Loan" means any Mortgage Loan registered with MERS on the MERS(R) System, as to which MERS is acting as mortgagee, solely as nominee for the Seller and its successors and assigns, which Mortgage Loans are identified on Schedule III hereto.

            "MERS(R) System" means the system of recording transfers of mortgages electronically maintained by MERS.

            "MIN" means the mortgage identification number on the MERS(R) System for any MERS Mortgage Loan.

            (d)   The Seller shall retain an Independent third party (the
"Recording/Filing Agent") that shall, as to each Mortgage Loan, promptly (and in any event within 180 days following the later of the Closing Date and the delivery of each Mortgage, Assignment of Leases, recordable document and UCC
Financing Statement to the Trustee) cause to be submitted for recording or filing, as the case may be, in the appropriate public office for real property records or UCC Financing Statements, each assignment of Mortgage, assignment of
Assignment of Leases and any other recordable documents relating to each such
Mortgage Loan in favor of the Trustee that is referred to in clause (iv) of the definition of "Mortgage File" and each UCC Financing Statement assignment in favor of the Trustee that is referred to in clause (viii) of the definition of
"Mortgage File." Each such assignment and UCC Financing Statement assignment shall reflect that the recorded original should be returned by the public recording office to the Trustee following recording, and each such assignment and UCC Financing Statement assignment shall reflect that the file copy thereof should be returned to the Trustee following filing; provided, that in those instances where the public recording office retains the original assignment of
Mortgage or assignment of Assignment of Leases, the Recording/Filing Agent shall obtain therefrom a certified copy of the recorded original. If any such document or instrument is lost or returned unrecorded or unfiled, as the case may be, because of a defect therein, then the Seller shall prepare a substitute therefor or cure such defect or cause such to be done, as the case may be, and the Seller shall deliver such substitute or corrected document or instrument to the Trustee
(or, if the Mortgage Loan is then no longer subject to the Pooling and Servicing
Agreement, to the then holder of such Mortgage Loan).

            The Seller shall bear the out-of-pocket costs and expenses of all such recording, filing and delivery contemplated in the preceding paragraph, including, without limitation, any costs and expenses that may be incurred by the Trustee in connection with any such recording, filing or delivery performed by the Trustee at the Seller's request and the fees of the Recording/Filing
Agent.

            If, on the Closing Date as to any MERS Mortgage Loan, the Seller
does not deliver written evidence of the Trustee's ownership of such Mortgage
Loan on the MERS(R) System showing the Trustee as a beneficiary of the assignment referred to in each of clause (iv) and (v) of the definition of
"Mortgage File" or the UCC Financing Statements referred to in clause (viii) of the definition of "Mortgage File", the Seller may satisfy the delivery requirements of this Agreement and Section 2.01(b) of the Pooling and Servicing
Agreement by delivering

                                        6

such evidence of ownership within 90 days following the Closing Date; provided that, during such time, the Seller shall execute any documents requested by the
Master Servicer or the Special Servicer with respect to such MERS Mortgage Loan that, in the reasonable discretion of the Master Servicer or the Special
Servicer (exercised in accordance with the Servicing Standard), are necessary to evidence the Trustee's ownership of, or are otherwise required for an immediate servicing need with respect to, such Mortgage Loan.

            (e)   All such other relevant documents and records that (a) relate to the administration or servicing of the Mortgage Loans, (b) are reasonably necessary for the ongoing administration and/or servicing of such Mortgage Loans by the applicable Master Servicer in connection with its duties under the
Pooling and Servicing Agreement, and (c) are in the possession or under the control of the Seller, together with all unapplied escrow amounts and reserve amounts in the possession or under the control of the Seller that relate to the
Mortgage Loans, shall be delivered or caused to be delivered by the Seller to the applicable Master Servicer (or, at the direction of such Master Servicer, to the appropriate sub-servicer); provided that the Seller shall not be required to deliver any draft documents, privileged or other communications, credit underwriting, legal or other due diligence analyses, credit committee briefs or memoranda or other internal approval documents or data or internal worksheets, memoranda, communications or evaluations.

      The Seller agrees to use reasonable efforts to deliver to the Trustee, for its administrative convenience in reviewing the Mortgage Files, a mortgage loan checklist for each Mortgage Loan. The foregoing sentence notwithstanding, the failure of the Seller to deliver a mortgage loan checklist or a complete mortgage loan checklist shall not give rise to any liability whatsoever on the part of the Seller to the Purchaser, the Trustee or any other person because the delivery of the mortgage loan checklist is being provided to the Trustee solely for its administrative convenience.

            (f)   The Seller shall take such actions as are reasonably necessary to assign or otherwise grant to the Trust Fund the benefit of any letters of credit in the name of the Seller, which secure any Mortgage Loan.

            (g)   On or before the Closing Date, the Seller shall provide to the applicable Master Servicer, the initial data (as of the Cut-off Date or the most recent earlier date for which such data is available) contemplated by the CMSA
Loan Setup File, the CMSA Loan Periodic Update File, the CMSA Operating
Statement Analysis Report and the CMSA Property File.

            SECTION 3. Representations, Warranties and Covenants of Seller.

            (a)   The Seller hereby represents and warrants to and covenants with the Purchaser, as of the date hereof, that:

            (i)   The Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the
      Seller has taken all necessary corporate action to authorize the delivery and performance of this Agreement by it, and has the power and execution, authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

                                        7

            (ii)    This Agreement has been duly and validly authorized,
      executed and delivered by the Seller, all requisite action by the Seller's directors and officers has been taken in connection therewith, and
      (assuming the due authorization, execution and delivery hereof by the
      Purchaser) this Agreement constitutes the valid, legal and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (iii)   The execution and delivery of this Agreement by the Seller and the Seller's performance and compliance with the terms of this
      Agreement will not (A) violate the Seller's certificate of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1)
      to ensure the enforceability of this Agreement or (2) for the Seller to perform its duties and obligations under this Agreement, or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Seller is a party or by which the Seller is bound, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the
      Seller or its properties or materially and adversely affect its performance hereunder.

            (iv)    The Seller is not in default with respect to any order or
      decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Seller or its properties or materially and adversely affect its performance hereunder.

            (v)     The Seller is not a party to or bound by any agreement or
      instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Seller's reasonable and good faith judgment, materially and adversely affect the ability of the Seller to perform its obligations under this Agreement or that requires the consent of any third person to the execution of this Agreement or the performance by the Seller of its obligations under this Agreement (except to the extent such consent has been obtained).

            (vi)    No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by the Seller of or compliance by the Seller with this
      Agreement or the consummation of the transactions contemplated by this
      Agreement except as have previously been obtained, and no bulk sale law applies to such transactions.

            (vii)   None of the sale of the Mortgage Loans by the Seller, the
      transfer of the Mortgage Loans to the Trustee, and the execution, delivery or performance of this

                                        8

      Agreement by the Seller, results or will result in the creation or imposition of any lien on any of the Seller's assets or property that would have a material adverse effect upon the Seller's ability to perform its duties and obligations under this Agreement or materially impair the ability of the Purchaser to realize on the Mortgage Loans.

            (viii)  There is no action, suit, proceeding or investigation pending or to the knowledge of the Seller, threatened against the Seller in any court or by or before any other governmental agency or instrumentality which would, in the Seller's good faith and reasonable judgment, prohibit its entering into this Agreement or materially and adversely affect the validity of this Agreement or the performance by the
      Seller of its obligations under this Agreement.

            (ix)    Under generally accepted accounting principles ("GAAP") and for federal income tax purposes, the Seller will report the transfer of the Mortgage Loans to the Purchaser as a sale of the Mortgage Loans to the
      Purchaser in exchange for consideration consisting of a cash amount equal to the Purchase Consideration. The consideration received by the Seller upon the sale of the Mortgage Loans to the Purchaser will constitute at least reasonably equivalent value and fair consideration for the Mortgage
      Loans. The Seller will be solvent at all relevant times prior to, and will not be rendered insolvent by, the sale of the Mortgage Loans to the
      Purchaser. The Seller is not selling the Mortgage Loans to the Purchaser with any intent to hinder, delay or defraud any of the creditors of the
      Seller.

            (x)     The Prospectus Supplement contains all the information that is required to be provided in respect of the Seller (that arise from its role as "sponsor" (within the meaning of Regulation AB)), the Mortgage
      Loans, the related Mortgagors and the related Mortgaged Properties pursuant to Regulation AB. For purpose of this Agreement, "Regulation AB"
      shall mean Subpart 229.1100 - Asset Backed Securities (Regulation AB), 17
      C.F.R. ss.ss.229.1100-229.1123, as such may be amended from time to time, and subject to such clarification and interpretation as have been provided by the Commission in the adopting release (Asset-Backed Securities,
      Securities Act Release No. 33-8518, 70 Fed. Reg. 1,506, 1,531 (Jan. 7,
      2005)) or by the staff of the Commission, or as may be provided by the
      Commission or its staff from time to time.

            (b)     The Seller hereby makes the representations and warranties contained in Schedule I hereto for the benefit of the Purchaser and the Trustee for the benefit of the Certificateholders as of the Closing Date (unless a different date is specified therein), with respect to (and solely with respect
to) each Mortgage Loan, subject, however, to the exceptions set forth on Annex A to Schedule I of this Agreement.

            (c)     If the Seller receives written notice of a Document Defect or a Breach relating to a Mortgage Loan pursuant to Section 2.03(a) of the
Pooling and Servicing Agreement, then the Seller shall, not later than 90 days from receipt of such notice (or, in the case of a Document Defect or Breach relating to a Mortgage Loan not being a "qualified mortgage" within the meaning of the REMIC Provisions (a "Qualified Mortgage"), not later than 90 days from any party to the Pooling and Servicing Agreement discovering such Document
Defect or Breach, provided the Seller receives such notice in a timely manner), if such Document Defect or Breach

                                        9

materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, cure such Document Defect or
Breach, as the case may be, in all material respects, which shall include payment of losses and any Additional Trust Fund Expenses associated therewith or, if such Document Defect or Breach (other than omissions due solely to a document not having been returned by the related recording office) cannot be cured within such 90-day period, (i) repurchase the affected Mortgage Loan
(which, for the purposes of this clause (i), shall include an REO Loan) at the applicable Purchase Price (as defined in the Pooling and Servicing Agreement)
not later than the end of such 90-day period or (ii) substitute a Qualified
Substitute Mortgage Loan for such affected Mortgage Loan (which, for purposes of this clause (ii), shall include an REO Loan) not later than the end of such
90-day period (and in no event later than the second anniversary of the Closing
Date) and pay the applicable Master Servicer for deposit into its Collection
Account any Substitution Shortfall Amount in connection therewith; provided, however, that, unless the Document Defect or Breach would cause the Mortgage
Loan not to be a Qualified Mortgage, if such Document Defect or Breach is capable of being cured but not within such 90-day period and the Seller has commenced and is diligently proceeding with the cure of such Document Defect or
Breach within such 90-day period, the Seller shall have an additional 90 days to complete such cure (or, failing such cure, to repurchase or substitute the related Mortgage Loan (which, for purposes of such repurchase or substitution, shall include an REO Loan)); and provided, further, that with respect to such additional 90-day period, the Seller shall have delivered an officer's certificate to the Trustee setting forth the reason(s) such Document Defect or
Breach is not capable of being cured within the initial 90-day period and what actions the Seller is pursuing in connection with the cure thereof and stating that the Seller anticipates that such Document Defect or Breach will be cured within the additional 90-day period; and provided, further, that no Document
Defect (other than with respect to the Specially Designated Mortgage Loan
Documents) shall be considered to materially and adversely affect the interests of the Certificateholders or the value of the related Mortgage Loan unless the document with respect to which the Document Defect exists is required in connection with an imminent enforcement of the mortgagee's rights or remedies under the related Mortgage Loan, defending and claim asserted by any Mortgagor or third party with respect to the Mortgage Loan, establishing the validity or priority of any lien or any collateral securing the Mortgage Loan or for any immediate servicing obligations.

            A Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) as to a Mortgage Loan that is cross-collateralized and cross-defaulted with one or more other Mortgage Loans
(each, a "Crossed Loan" and such Crossed Loans, collectively, a "Crossed Loan
Group"), which Document Defect or Breach does not constitute a Document Defect or Breach, as the case may be, as to any other Crossed Loan in such Crossed Loan
Group (without regard to this paragraph) and is not cured as provided for above, shall be deemed to constitute a Document Defect or Breach, as the case may be, as to each other Crossed Loan in the subject Crossed Loan Group for purposes of this paragraph and the Seller shall be required to repurchase or substitute all such Crossed Loans unless (1) the weighted average debt service coverage ratio for all the remaining Crossed Loans for the four calendar quarters immediately preceding such repurchase or substitution is not less than the weighted average debt service coverage ratio for all such Crossed Loans, including the affected
Crossed Loan, for the four calendar quarters immediately preceding such repurchase or substitution, and (2) the weighted average loan to-value ratio for the remaining Crossed Loans, determined at the time of repurchase or substitution,

                                       10

based upon an appraisal obtained by the Special Servicer at the expense of the
Seller shall not be greater than the weighted average loan-to-value ratio for all such Crossed Loans, including the affected Crossed Loan determined at the time of repurchase or substitution, based upon an appraisal obtained by the
Special Servicer at the expense of the Seller; provided, that if such debt service coverage and loan-to-value criteria are satisfied, any other Crossed
Loan (that is not the Crossed Loan directly affected by the subject Document
Defect or Breach), shall be released from its cross-collateralization and cross-default provision so long as such Crossed Loan (that is not the Crossed
Loan directly affected by the subject Document Defect or Breach) is held in the
Trust Fund; and provided, further, that the repurchase or replacement of less than all such Crossed Loans and the release of any Crossed Loan from a cross-collateralization and cross-default provision shall be further subject to
(i) the delivery by the Seller to the Trustee, at the expense of the Seller, of an Opinion of Counsel to the effect that such release would not cause either of
REMIC I or REMIC II to fail to qualify as a REMIC under the Code or result in the imposition of any tax on "prohibited transactions" or "contributions" after the Startup Day under the REMIC Provisions and (ii) the consent of the
Controlling Class Representative (if one is then acting), which consent shall not be unreasonably withheld or delayed. In the event that one or more of such other Crossed Loans satisfy the aforementioned criteria, the Seller may elect either to repurchase or substitute for only the affected Crossed Loan as to which the related Document Defect or Breach exists or to repurchase or substitute for all of the Crossed Loans in the related Crossed Loan Group. All documentation relating to the termination of the cross-collateralization provisions of a Crossed Loan being repurchased shall be prepared at the expense of the Seller and, where required, with the consent of the related Mortgagor.
For a period of two years from the Closing Date, so long as there remains any
Mortgage File relating to a Mortgage Loan as to which there is any uncured
Document Defect or Breach known to the Seller that existed as of the Closing
Date, the Seller shall provide, once every 90 days, the officer's certificate to the Trustee described above as to the reason(s) such Document Defect or Breach remains uncured and as to the actions being taken to pursue cure; provided, however, that, without limiting the effect of the foregoing provisions of this
Section 3(c), if such Document Defect or Breach shall materially and adversely affect the value of such Mortgage Loan or the interests of the holders of the
Certificates therein (subject to the second and third provisos in the sole sentence of the preceding paragraph), the Seller shall in all cases on or prior to the second anniversary of the Closing Date either cause such Document Defect or Breach to be cured or repurchase or substitute for the affected Mortgage Loan
(for the avoidance of doubt, the foregoing two-year period shall not be deemed to be a time limitation on the Seller's right to cure a Document Defect as set forth in this Section 3). The delivery of a commitment to issue a policy of lender's title insurance as described in representation 8 set forth on Schedule
I hereto in lieu of the delivery of the actual policy of lender's title insurance shall not be considered a Document Defect or Breach with respect to any Mortgage File if such actual policy of insurance is delivered to the Trustee or a Custodian on its behalf not later than the 180th day following the Closing
Date.

            To the extent that the Seller is required to repurchase or substitute for a Crossed Loan hereunder in the manner prescribed above in this
Section 3(c) while the Trustee continues to hold any other Crossed Loans in such
Crossed Loan Group, the Seller and the Purchaser shall not enforce any remedies against the other's Primary Collateral (as defined below), but each is permitted to exercise remedies against the Primary Collateral securing its respective
Crossed Loan(s), so long as such exercise does not materially impair the ability of the other party to exercise its remedies against the Primary Collateral securing the Crossed Loan(s) held thereby.

                                       11

            If the exercise by one party would materially impair the ability of the other party to exercise its remedies with respect to the Primary Collateral securing the Crossed Loan(s) held by such party, then the Seller and the
Purchaser shall forbear from exercising such remedies until the Mortgage Loan documents evidencing and securing the relevant Crossed Loans can be modified in a manner consistent with this Agreement to remove the threat of material impairment as a result of the exercise of remedies or some other mutually agreed upon accommodation can be reached. Any reserve or other cash collateral or letters of credit securing the Crossed Loans shall be allocated between such
Crossed Loans in accordance with the Mortgage Loan documents, or, if the related
Mortgage Loan documents do not so provide, then on a pro rata basis based upon their outstanding Stated Principal Balances. Notwithstanding the foregoing, if a
Crossed Loan is modified to terminate the related cross-collateralization and/or cross-default provisions, the Seller shall furnish to the Trustee an Opinion of
Counsel that such modification shall not cause an Adverse REMIC Event.

            For purposes hereof, "Primary Collateral" shall mean the Mortgaged
Property directly securing a Crossed Loan and excluding any property as to which the related lien may only be foreclosed upon by exercise of
cross-collateralization provisions of such Mortgage Loans.

            Notwithstanding any of the foregoing provisions of this Section
3(c), if there is a Document Defect or Breach (which Document Defect or Breach materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein) with respect to one or more
Mortgaged Properties with respect to a Mortgage Loan, the Seller shall not be obligated to repurchase or substitute the Mortgage Loan if (i) the affected
Mortgaged Property(ies) may be released pursuant to the terms of any partial release provisions in the related Mortgage Loan documents (and such Mortgaged
Property(ies) are, in fact, released) and to the extent not covered by the applicable release price (if any) required under the related Mortgage Loan documents, the Seller pays (or causes to be paid) any additional amounts necessary to cover all reasonable out-of-pocket expenses reasonably incurred by the applicable Master Servicer, the Special Servicer, the Trustee or the Trust
Fund in connection with such release, (ii) the remaining Mortgaged Property(ies)
satisfy the requirements, if any, set forth in the Mortgage Loan documents and the Seller provides an opinion of counsel to the effect that such release would not cause either of REMIC I or REMIC II to fail to qualify as a REMIC under the
Code or result in the imposition of any tax on "prohibited transactions" or
"contributions" after the Startup Day under the REMIC Provisions and (iii) each
Rating Agency then rating the Certificates shall have provided written confirmation that such release would not cause the then-current ratings of the
Certificates rated by it to be qualified, downgraded or withdrawn.

            The foregoing provisions of this Section 3(c) notwithstanding, the
Purchaser's sole remedy (subject to the last sentence of this paragraph) for a breach of representation 30 set forth on Schedule I hereto shall be the cure of such breach by the Seller, which cure shall be effected through the payment by the Seller of such costs and expenses (without regard to whether such costs and expenses are material or not) specified in such representation that have not, at the time of such cure, been received by the applicable Master Servicer or the
Special Servicer from the related Mortgagor and not a repurchase or substitution of the related Mortgage Loan. Following the Seller's remittance of funds in payment of such costs and expenses, the Seller

                                       12

shall be deemed to have cured the breach of representation 30 in all respects.
To the extent any fees or expenses that are the subject of a cure by the Seller are subsequently obtained from the related Mortgagor, the cure payment made by the Seller shall be returned to the Seller. Notwithstanding the prior provisions of this paragraph, the Seller, acting in its sole discretion, may effect a repurchase or substitution (in accordance with the provisions of this Section
3(c) setting forth the manner in which a Mortgage Loan may be repurchased or substituted) of a Mortgage Loan, as to which representation 30 set forth on
Schedule I has been breached, in lieu of paying the costs and expenses that were the subject of the breach of representation 30 set forth on Schedule I.

            (d)     In connection with any permitted repurchase or substitution of one or more Mortgage Loans contemplated hereby, upon receipt of a certificate from a Servicing Officer certifying as to the receipt of the applicable Purchase
Price (as defined in the Pooling and Servicing Agreement) or Substitution
Shortfall Amount(s), as applicable, in the applicable Master Servicer's
Collection Account, and, if applicable, the delivery of the Mortgage File(s) and the Servicing File(s) for the related Qualified Substitute Mortgage Loan(s) to the Custodian and the applicable Master Servicer, respectively, (i) the Trustee shall be required to execute and deliver such endorsements and assignments as are provided to it by the applicable Master Servicer or the Seller, in each case without recourse, representation or warranty, as shall be necessary to vest in the Seller the legal and beneficial ownership of each repurchased Mortgage Loan or substituted Mortgage Loan, as applicable, (ii) the Trustee, the Custodian, the applicable Master Servicer and the Special Servicer shall each tender to the
Seller, upon delivery to each of them of a receipt executed by the Seller, all portions of the Mortgage File and other documents pertaining to such Mortgage
Loan possessed by it, and (iii) the applicable Master Servicer and the Special
Servicer shall release to the Seller any Escrow Payments and Reserve Funds held by it in respect of such repurchased or deleted Mortgage Loan(s).

            At the time a substitution is made, the Seller shall deliver the related Mortgage File to the Trustee and certify that the substitute Mortgage
Loan is a Qualified Substitute Mortgage Loan.

            No substitution of a Qualified Substitute Mortgage Loan or Qualified
Substitute Mortgage Loans may be made in any calendar month after the
Determination Date for such month. Periodic Payments due with respect to any
Qualified Substitute Mortgage Loan after the related date of substitution shall be part of REMIC I, as applicable. No substitution of a Qualified Substitute
Mortgage Loan for a deleted Mortgage Loan shall be permitted under this
Agreement if, after such substitution, the aggregate of the Stated Principal
Balances of all Qualified Substitute Mortgage Loans which have been substituted for deleted Mortgage Loans exceeds 10% of the aggregate Cut-off Date Balance of all the Mortgage Loans and the Other Mortgage Loans. Periodic Payments due with respect to any Qualified Substitute Mortgage Loan on or prior to the related date of substitution shall not be part of the Trust Fund or REMIC I.

            (e)     This Section 3 provides the sole remedies available to the
Purchaser, the Certificateholders, or the Trustee on behalf of the
Certificateholders, respecting any Document Defect in a Mortgage File or any
Breach of any representation or warranty set forth in or required to be made pursuant to this Section 3.

                                       13

            (f)     If, upon any payment in full with respect to any MERS
Mortgage Loan, none of the Trustee, the Master Servicer or any Sub-Servicer of
such Mortgage Loan is registered with MERS and is unable to reflect the release of the related Mortgage on the MERS(R) System, the Seller shall take all necessary action to reflect the release of such Mortgage on the MERS(R) System and shall take such other actions as are necessary to enable the Master Servicer and the Trustee to comply with the provisions of Section 3.10 of the Pooling and
Servicing Agreement and any other provisions relating to the release of the
Mortgage Loan or the related Mortgage File.

            SECTION 4. Representations, Warranties and Covenants of the
Purchaser. In order to induce the Seller to enter into this Agreement, the
Purchaser hereby represents, warrants and covenants for the benefit of the
Seller as of the date hereof that:

            (a)     The Purchaser is a corporation duly organized, validly
existing and in good standing under the laws of the State of Delaware and the
Purchaser has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement by it, and has the power and authority to execute, deliver and perform this Agreement and all transactions contemplated hereby.

            (b)     This Agreement has been duly and validly authorized,
executed and delivered by the Purchaser, all requisite action by the Purchaser's directors and officers has been taken in connection therewith, and (assuming the due authorization, execution and delivery hereof by the Seller) this Agreement constitutes the valid, legal and binding agreement of the Purchaser, enforceable against the Purchaser in accordance with its terms, except as such enforcement may be limited by (A) laws relating to bankruptcy, insolvency, fraudulent transfer, reorganization, receivership, conservatorship or moratorium, (B) other laws relating to or affecting the rights of creditors generally, or (C) general equity principles (regardless of whether such enforcement is considered in a proceeding in equity or at law).

            (c)     The execution and delivery of this Agreement by the
Purchaser and the Purchaser's performance and compliance with the terms of this
Agreement will not (A) violate the Purchaser's articles of incorporation or bylaws, (B) violate any law or regulation or any administrative decree or order to which it is subject if compliance therewith is necessary (1) to ensure the enforceability of this Agreement or (2) for the Purchaser to perform its duties and obligations under this Agreement or (C) constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default) under, or result in the breach of, any material contract, agreement or other instrument to which the Purchaser is a party or by which the Purchaser is bound, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or have consequences that would materially and adversely affect its performance hereunder.

            (d)     The Purchaser is not a party to or bound by any agreement or instrument or subject to any certificate of incorporation, bylaws or any other corporate restriction or any judgment, order, writ, injunction, decree, law or regulation that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the ability of the Purchaser to perform its obligations under this Agreement or that requires the consent of any third person to

                                       14

the execution of this Agreement or the performance by the Purchaser of its obligations under this Agreement (except to the extent such consent has been obtained).

            (e)     Except as may be required under federal or state securities laws (and which will be obtained on a timely basis), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court, is required, under federal or state law, for the execution, delivery and performance by the Purchaser of, or compliance by the Purchaser with, this Agreement, or the consummation by the Purchaser of any transaction described in this Agreement.

            (f)     Under GAAP and for federal income tax purposes, the
Purchaser will report the transfer of the Mortgage Loans by the Seller to the
Purchaser as a sale of the Mortgage Loans to the Purchaser in exchange for consideration consisting of a cash amount equal to the aggregate Purchase
Consideration.

            (g)     There is no action, suit, proceeding or investigation
pending or to the knowledge of the Purchaser, threatened against the Purchaser in any court or by or before any other governmental agency or instrumentality which would materially and adversely affect the validity of this Agreement or any action taken in connection with the obligations of the Purchaser contemplated herein,or which would be likely to impair materially the ability of the Purchaser to enter into and/or perform under the terms of this Agreement.

            (h)     The Purchaser is not in default with respect to any order or decree of any court or any order, regulation or demand of any federal, state, municipal or other governmental agency or body, which default might have consequences that would, in the Purchaser's reasonable and good faith judgment, materially and adversely affect the condition (financial or other) or operations of the Purchaser or its properties or might have consequences that would materially and adversely affect its performance hereunder.

            SECTION 5. Closing. The closing of the sale of the Mortgage Loans
(the "Closing") shall be held at the offices of Thacher Proffitt & Wood LLP on the Closing Date. The Closing shall be subject to each of the following conditions:

            (a)     All of the representations and warranties of the Seller set forth in or made pursuant to Sections 3(a) and 3(b) of this Agreement and all of the representations and warranties of the Purchaser set forth in Section 4 of this Agreement shall be true and correct in all material respects as of the
Closing Date;

            (b)     All documents specified in Section 6 of this Agreement (the
"Closing Documents"), in such forms as are agreed upon and acceptable to the
Purchaser, the Seller, the Underwriters and their respective counsel in their reasonable discretion, shall be duly executed and delivered by all signatories as required pursuant to the respective terms thereof;

            (c)     The Seller shall have delivered and released to the Trustee
(or a Custodian on its behalf) and the applicable Master Servicer, respectively, all documents represented to have been or required to be delivered to the
Trustee and such Master Servicer pursuant to Section 2 of this Agreement;

                                       15

            (d)     All other terms and conditions of this Agreement required to be complied with on or before the Closing Date shall have been complied with in all material respects and the Seller and the Purchaser shall have the ability to comply with all terms and conditions and perform all duties and obligations required to be complied with or performed after the Closing Date;

            (e)     The Seller shall have paid all fees and expenses payable by it to the Purchaser or otherwise pursuant to this Agreement as of the Closing
Date;

            (f)     One or more letters from the independent accounting firm of
Ernst & Young LLP, in form satisfactory to the Purchaser and relating to certain information regarding the Mortgage Loans and Certificates as set forth in the
Prospectus (as defined in Section 6(d) of this Agreement) and Prospectus
Supplement (as defined in Section 6(d) of this Agreement), respectively, shall have been delivered; and

            (g)     The Seller shall have executed and delivered concurrently
herewith that certain Indemnification Agreement, dated as of March 30, 2007, among the Seller, Countrywide Commercial Real Estate Finance, Inc., the
Purchaser, the Underwriters and the Initial Purchasers.

      Both parties agree to use their best reasonable efforts to perform their respective obligations hereunder in a manner that will enable the Purchaser to purchase the Mortgage Loans on the Closing Date.

            SECTION 6. Closing Documents. The Closing Documents shall consist of the following:

            (a)     (i) This Agreement duly executed by the Purchaser and the
Seller, (ii) the Pooling and Servicing Agreement duly executed by the parties thereto and (iii) the agreement(s) pursuant to which the servicing rights with respect to the Mortgage Loans are being sold to the applicable Master Servicer
(such agreement(s), individually or collectively, as the case may be, the
"Servicing Rights Purchase Agreement");

            (b)     An officer's certificate of the Seller, executed by a duly authorized officer of the Seller and dated the Closing Date, and upon which the
Purchaser, the Underwriters and the Initial Purchasers may rely, to the effect that: (i) the representations and warranties of the Seller in this Agreement are true and correct in all material respects at and as of the Closing Date with the same effect as if made on such date; and (ii) the Seller has, in all material respects, complied with all the agreements and satisfied all the conditions on its part that are required under this Agreement to be performed or satisfied at or prior to the Closing Date;

            (c)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser may rely, to the effect that each individual who, as an officer or representative of the Seller, signed this Agreement, the
Indemnification Agreement or any other document or certificate delivered on or before the Closing Date in connection with the transactions contemplated herein or therein, was at the respective times of such signing and delivery, and is as of the Closing Date, duly elected or appointed, qualified and acting as such officer or representative, and the signatures of such persons appearing on such documents and certificates are their genuine signatures;

                                       16

            (d)     An officer's certificate from an officer of the Seller
(signed in his/her capacity as an officer), dated the Closing Date, and upon which the Purchaser, the Underwriters and Initial Purchasers may rely, to the effect that (i) such officer has carefully examined the Specified Portions (as defined below) of the Free Writing Prospectus and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Free
Writing Prospectus, as of the Time of Sale or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage
Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, (ii) such officer has carefully examined the Specified Portions (as defined below) of the Prospectus
Supplement and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Prospectus Supplement, as of the date of the Prospectus Supplement or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein relating to the Mortgage Loans, in light of the circumstances under which they were made, not misleading, and (iii) such officer has carefully examined the Specified Portions (as defined below) of the Memorandum (pursuant to which certain classes of the Private Certificates are being privately offered) and nothing has come to his/her attention that leads him/her to believe that the Specified Portions of the Memorandum, as of the date thereof or as of the Closing Date, included or include any untrue statement of a material fact relating to the Mortgage Loans or omitted or omit to state therein a material fact necessary in order to make the statements therein related to the Mortgage
Loans, in the light of the circumstances under which they were made, not misleading.

            The "Specified Portions" of the Free Writing Prospectus shall consist of Annex A-1 to the Free Writing Prospectus, entitled "Certain
Characteristics of the Mortgage Loans" (insofar as the information contained in
Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Free Writing Prospectus, entitled "Certain Statistical Information
Regarding the Mortgage Loans" (insofar as the information contained in Annex A-2 relates to the Mortgage Loans sold by the Seller hereunder), Annex B to the Free
Writing Prospectus entitled "Certain Characteristics Regarding Multifamily
Properties" (insofar as the information contained in Annex B relates to the
Mortgage Loans sold by the Seller hereunder), Annex C to the Free Writing
Prospectus, entitled "Preliminary Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus
(insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions".

                                       17

            The "Specified Portions" of the Prospectus Supplement shall consist of Annex A-1 to the Prospectus Supplement, entitled "Certain Characteristics of the Mortgage Loans" (insofar as the information contained in Annex A-1 relates to the Mortgage Loans sold by the Seller hereunder), Annex A-2 to the Prospectus
Supplement, entitled "Certain Statistical Information Regarding the Mortgage
Loans" (insofar as the information contained in Annex A-2 relates to the
Mortgage Loans sold by the Seller hereunder), Annex B to the Prospectus
Supplement entitled "Certain Characteristics Regarding Multifamily Properties"
(insofar as the information contained in Annex B relates to the Mortgage Loans sold by the Seller hereunder); Annex C to the Free Writing Prospectus, entitled
"Preliminary Structural and Collateral Term Sheet" (insofar as the information contained in Annex C relates to the Mortgage Loans sold by the Seller hereunder), the CD-ROM which accompanies the Free Writing Prospectus (insofar as such CD-ROM is consistent with Annex A-1, Annex A-2 and/or Annex B), and the following sections of the Free Writing Prospectus (only to the extent that any such information relates to the Seller or the Mortgage Loans sold by the Seller hereunder and exclusive of any statements in such sections that purport to describe the servicing and administration provisions of the Pooling and
Servicing Agreement and exclusive of aggregated numerical information that includes the Other Mortgage Loans): "Summary of Offering Prospectus--Relevant
Parties--Sponsors/Mortgage Loan Sellers", "Summary of Offering Prospectus--The
Mortgage Loans and the Mortgaged Real Properties", "Risk Factors--Risks Related
to the Mortgage Loans", "Description of the Mortgage Pool" and "Transaction
Participants--The Sponsors" and "Affiliations and Certain Relationships and
Related Transactions"..

            The "Specified Portions" of the Memorandum shall consist of the
Specified Portions of the Prospectus Supplement (as attached as an exhibit to the Memorandum).

            For purposes of this Section 6(d) and this Agreement, the following terms have the meanings set forth below:

            "Free Writing Prospectus" means the Offering Prospectus dated March
19, 2007 (the "March 2007 Free Writing Prospectus"), and relating to the
Publicly-Offered Certificates;

            "Memorandum" means the confidential Private Placement Memorandum dated March 30, 2007, and relating to the Private Certificates;

            "Prospectus" means the prospectus dated March 19, 2007.

            "Prospectus Supplement" means the prospectus supplement dated March
30, 2007, that supplements the Prospectus and relates to the Publicly-Offered
Certificates; and

            "Time of Sale" means March 30, 2007, at 2:15 p.m.

            (e)     Each of: (i) the resolutions of the Seller's board of
directors or a committee thereof authorizing the Seller's entering into the transactions contemplated by this Agreement, (ii) the certificate of incorporation and bylaws of the Seller, and (iii) an original or a copy of a certificate of good standing of the Seller issued by the State of Delaware not earlier than 30 days prior to the Closing Date;

                                       18

            (f)     A written opinion of counsel for the Seller relating to
organizational and enforceability matters (which opinion may be from in-house counsel, outside counsel or a combination thereof), reasonably satisfactory to the Purchaser, its counsel and the Rating Agencies, dated the Closing Date and addressed to the Purchaser, the Trustee, the Underwriters, the Initial
Purchasers and each of the Rating Agencies, together with such other written opinions, including as to insolvency matters, as may be required by the Rating
Agencies; and

            (g)     Such further certificates, opinions and documents as the
Purchaser may reasonably request prior to the Closing Date.

            SECTION 7. Costs. Whether or not this Agreement is terminated, both the Seller and the Purchaser shall pay their respective share of the transaction expenses incurred in connection with the transactions contemplated herein as set forth in the closing statement prepared by the Purchaser and delivered to and approved by the Seller on or before the Closing Date, and in the memorandum of understanding to which the Seller and the Purchaser (or an affiliate thereof)
are parties with respect to the transactions contemplated by this Agreement.

            SECTION 8. Grant of a Security Interest. It is the express intent of the parties hereto that the conveyance of the Mortgage Loans by the Seller to the Purchaser as provided in Section 2 of this Agreement be, and be construed as, a sale of the Mortgage Loans by the Seller to the Purchaser and not as a
pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller. However, if, notwithstanding the aforementioned intent of the parties, the Mortgage Loans are held to be property of the Seller, then, (a) it is the express intent of the parties that such conveyance be deemed a pledge of the Mortgage Loans by the Seller to the Purchaser to secure a debt or other obligation of the Seller, and (b) (i) this Agreement shall also be deemed to be a security agreement within the meaning of Article 9 of the UCC of the applicable jurisdiction; (ii) the conveyance provided for in Section 2 of this Agreement shall be deemed to be a grant by the Seller to the Purchaser of a security interest in all of the Seller's right, title and interest in and to the
Mortgage Loans, and all amounts payable to the holder of the Mortgage Loans in accordance with the terms thereof, and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation, all amounts, other than investment earnings (other than investment earnings required by Section 3.19(a) of the
Pooling and Servicing Agreement to offset Prepayment Interest Shortfalls), from time to time held or invested in the applicable Master Servicer's Collection
Account, the Distribution Account or, if established, the REO Account whether in the form of cash, instruments, securities or other property; (iii) the assignment to the Trustee of the interest of the Purchaser as contemplated by
Section 1 of this Agreement shall be deemed to be an assignment of any security interest created hereunder; (iv) the possession by the Trustee or any of its agents, including, without limitation, the Custodian, of the Mortgage Notes, and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be possession by the secured party for purposes of perfecting the security interest pursuant to Section 9-313 of the UCC of the applicable jurisdiction; and (v) notifications to persons (other than the Trustee) holding such property, and acknowledgments, receipts or confirmations from persons (other than the Trustee) holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the secured party for the purpose of perfecting such security interest under applicable law. The
Seller and the

                                       19

Purchaser shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement and the Pooling and Servicing Agreement. The Seller does hereby consent to the filing by the
Purchaser of financing statements relating to the transactions contemplated hereby without the signature of the Seller.

            SECTION 9. Notice of Exchange Act Reportable Events. The Seller
hereby agrees to deliver to the Purchaser any disclosure information relating to any event, specifically relating to the Seller, reasonably determined in good faith by the Purchaser as required to be reported on Form 8-K, Form 10-D or Form
10-K by the Trust Fund (in formatting reasonably appropriate for inclusion in such form) insofar as such disclosure is required under Item 1117 or 1119 of
Regulation AB or Item 1.03 to Form 8-K. The Seller shall use reasonable efforts to deliver proposed disclosure language relating to any event, specifically relating to the Seller, described under Item 1117 or 1119 of Regulation AB or
Item 1.03 to Form 8-K to the Purchaser as soon as reasonably practicable after the Seller becomes aware of such event and in no event more than two (2)
business days following the occurrence of such event if such event is reportable under Item 1.03 to Form 8-K. The obligation of the Seller to provide the above referenced disclosure materials in any fiscal year of the Trust will terminate upon the Trustee's filing a Form 15 with respect to the Trust as to that fiscal year in accordance with Section 8.16 of the Pooling and Servicing Agreement or the reporting requirements with respect to the Trust under the Securities
Exchange Act of 1934, as amended (the "1934 Act") have otherwise automatically suspended. The Seller hereby acknowledges that the information to be provided by it pursuant to this Section 9 will be used in the preparation of reports meeting the reporting requirements of the Trust under Section 13(a) and/or Section 15(d)
of the 1934 Act.

            SECTION 10. Notices. All notices, copies, requests, consents, demands and other communications required hereunder shall be in writing and sent either by certified mail (return receipt requested) or by courier service (proof of delivery requested) to the intended recipient at the "Address for Notices"
specified for such party on Exhibit A hereto, or as to either party, at such other address as shall be designated by such party in a notice hereunder to the other party. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when received, in each case given or addressed as aforesaid.

            SECTION 11. Representations, Warranties and Agreements to Survive
Delivery. All representations, warranties and agreements contained in this
Agreement, incorporated herein by reference or contained in the certificates of officers of the Seller submitted pursuant hereto, shall remain operative and in full force and effect and shall survive delivery of the Mortgage Loans by the
Seller to the Purchaser (and by the Purchaser to the Trustee).

            SECTION 12. Severability of Provisions. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or which is held to be void or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof. Any part, provision, representation, warranty or covenant of this Agreement that is prohibited or unenforceable or is held to be void or unenforceable in any particular jurisdiction shall, as to such jurisdiction, be ineffective to the

                                       20

extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, the parties hereto waive any provision of law that prohibits or renders void or unenforceable any provision hereof.

            SECTION 13. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but which together shall constitute one and the same agreement.

            SECTION 14. GOVERNING LAW; WAIVER OF TRIAL BY JURY. THIS AGREEMENT
AND THE RIGHTS, DUTIES, OBLIGATIONS AND RESPONSIBILITIES OF THE PARTIES HERETO
SHALL BE GOVERNED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF NEW
YORK. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW
YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AGREEMENT. THE PARTIES HERETO
HEREBY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, THE RIGHT TO TRIAL BY JURY
IN ANY ACTION, PROCEEDING OR COUNTERCLAIM, WHETHER IN CONTRACT, TORT OR
OTHERWISE, RELATING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT OR THE TRANSACTIONS
CONTEMPLATED HEREBY.

            SECTION 15. Attorneys' Fees. If any legal action, suit or proceeding is commenced between the Seller and the Purchaser regarding their respective rights and obligations under this Agreement, the prevailing party shall be entitled to recover, in addition to damages or other relief, costs and expenses, attorneys' fees and court costs (including, without limitation, expert witness fees). As used herein, the term "prevailing party" shall mean the party that obtains the principal relief it has sought, whether by compromise settlement or judgment. If the party that commenced or instituted the action, suit or proceeding shall dismiss or discontinue it without the concurrence of the other party, such other party shall be deemed the prevailing party.

            SECTION 16. Further Assurances. The Seller and the Purchaser agree to execute and deliver such instruments and take such further actions as the other party may, from time to time, reasonably request in order to effectuate the purposes and to carry out the terms of this Agreement.

            SECTION 17. Successors and Assigns. The rights and obligations of the Seller under this Agreement shall not be assigned by the Seller without the prior written consent of the Purchaser, except that any person into which the
Seller may be merged or consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Seller is a party, or any person succeeding to all or substantially all of the business of the Seller, shall be the successor to the Seller hereunder. The Purchaser has the right to assign its interest under this Agreement, in whole or in part, as may be required to effect the purposes of the Pooling and Servicing Agreement, and the assignee shall, to the extent of such assignment, succeed to the rights and obligations hereunder of the Purchaser. Subject to the foregoing, this Agreement shall bind and inure to the benefit of and be enforceable by the Seller, the
Purchaser, the Underwriters

                                       21

(as intended third party beneficiaries hereof), the Initial Purchasers (also as intended third party beneficiaries hereof) and their permitted successors and assigns. This Agreement is enforceable by the Underwriters, the Initial
Purchasers and the other third party beneficiaries hereto in all respects to the same extent as if they had been signatories hereof.

            SECTION 18. Amendments. No term or provision of this Agreement may be waived or modified unless such waiver or modification is in writing and signed by a duly authorized officer of the party hereto against whom such waiver or modification is sought to be enforced. The Seller's obligations hereunder shall in no way be expanded, changed or otherwise affected by any amendment of or modification to the Pooling and Servicing Agreement, including, without limitation, any defined terms therein, unless the Seller has consented to such amendment or modification in writing.

            SECTION 19. Accountants' Letters. The parties hereto shall cooperate with Ernst & Young LLP in making available all information and taking all steps reasonably necessary to permit such accountants to deliver the letters required by the Underwriting Agreement and the Certificate Purchase Agreement.

            SECTION 20. Knowledge. Whenever a representation or warranty or other statement in this Agreement (including, without limitation, Schedule I hereto) is made with respect to a Person's "knowledge," such statement refers to such Person's employees or agents who were or are responsible for or involved with the indicated matter and have actual knowledge of the matter in question.

            SECTION 21. Cross-Collateralized Mortgage Loans. Each Crossed Loan
Group is identified on the Mortgage Loan Schedule. For purposes of reference, the Mortgaged Property that relates or corresponds to any of the Mortgage Loans in a Crossed Loan Group shall be the property identified in the Mortgage Loan
Schedule as corresponding thereto. The provisions of this Agreement, including, without limitation, each of the representations and warranties set forth in
Schedule I hereto and each of the capitalized terms used herein but defined in the Pooling and Servicing Agreement, shall be interpreted in a manner consistent with this Section 21. In addition, if there exists with respect to any Crossed
Loan Group only one original of any document referred to in the definition of
"Mortgage File" in this Agreement and covering all the Mortgage Loans in such
Crossed Loan Group, the inclusion of the original of such document in the
Mortgage File for any of the Mortgage Loans in such Crossed Loan Group shall be deemed an inclusion of such original in the Mortgage File for each such Mortgage
Loan.

                           [SIGNATURE PAGES TO FOLLOW]

                                       22

            IN WITNESS WHEREOF, the Seller and the Purchaser have caused their names to be signed hereto by their respective duly authorized officers as of the date first above written.

                                    SELLER
                                    MERRILL LYNCH MORTGAGE LENDING, INC.

                                    By: /s/ David M. Rodgers
                                        --------------------------------------
                                        Name:  David M. Rodgers
                                        Title: Vice President

                                    PURCHASER
                                    MERRILL LYNCH MORTGAGE INVESTORS,
                                       INC.

                                    By: /s/ David M. Rodgers
                                        --------------------------------------
                                        Name:  David M. Rodgers
                                        Title: Vice President

                      MLML MORTGAGE LOAN PURCHASE AGREEMENT

                                    EXHIBIT A

Seller:

Address for Notices:

Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center
250 Vesey Street
New York, New York 10080,
Attention: David Rodgers

with a copy to:
Merrill Lynch Mortgage Lending, Inc.
c/o Global Commercial Real Estate
4 World Financial Center
250 Vesey Street
New York, New York 10080
Attention: Director of CMBS Securitizations

and with a copy to:
Merrill Lynch Mortgage Lending, Inc.
4 World Financial Center
250 Vesey Street
New York, New York 10080
Attention: General Counsel for Global Commercial Real Estate in the Office of
the General Counsel

Purchaser:

Address for Notices:
Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attention: David M. Rodgers

with a copy to:

Merrill Lynch Mortgage Investors, Inc.
c/o Global Commercial Real Estate
4 World Financial Center, 16th Floor
250 Vesey Street
New York, New York 10080
Attn: Director of CMBS Securitizations

and

Merrill Lynch Mortgage Investors, Inc.
4 World Financial Center, 12th Floor
250 Vesey Street
New York, New York 10080

Attention: General Counsel for Global
           Commercial Real Estate in the Office
           of the General Counsel

                                   SCHEDULE I

                  MORTGAGE LOAN REPRESENTATIONS AND WARRANTIES

            For purposes of this Schedule I, the "Value" of a Mortgaged Property shall mean the value of such Mortgaged Property as determined by the appraisal
(and subject to the assumptions set forth in the appraisal) performed in connection with the origination of the related Mortgage Loan.

            1.      Mortgage Loan Schedule. The information set forth in the
Mortgage Loan Schedule with respect to the Mortgage Loans is true and correct in all material respects (and contains all the items listed in the definition of
"Mortgage Loan Schedule") as of the dates of the information set forth therein or, if not set forth therein, and in all events no earlier than, as of the respective Cut-off Dates for the Mortgage Loans.

            2.      Ownership of Mortgage Loans. Immediately prior to the
transfer of the Mortgage Loans to the Purchaser, the Seller had good title to, and was the sole owner of, each Mortgage Loan. The Seller has full right, power and authority to transfer and assign each Mortgage Loan to or at the direction of the Purchaser free and clear of any and all pledges, liens, charges, security interests, participation interests and/or other interests and encumbrances
(except for certain servicing rights as provided in the Pooling and Servicing
Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto and the rights of a holder of a related Non-Trust
Loan pursuant to a Loan Combination Intercreditor Agreement). The Seller has
validly and effectively conveyed to the Purchaser all legal and beneficial interest in and to each Mortgage Loan free and clear of any pledge, lien, charge, security interest or other encumbrance (except for certain servicing rights as provided in the Pooling and Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto); provided that recording and/or filing of various transfer documents are to be completed after the Closing Date as contemplated hereby and by the
Pooling and Servicing Agreement; and provided further that, if the related
Mortgage and/or assignment of Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the
Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.
The sale of the Mortgage Loans to the Purchaser or its designee does not require the Seller to obtain any governmental or regulatory approval or consent that has not been obtained. Each Mortgage Note is, or shall be as of the Closing Date, properly endorsed to the Purchaser or its designee and each such endorsement is, or shall be as of the Closing Date, genuine.

            3.      Payment Record. No scheduled payment of principal and/or
interest under any Mortgage Loan was 30 days or more past due as of the Due Date for such Mortgage Loan in March 2007, without giving effect to any applicable grace period, nor was any such payment 30

days or more delinquent since the date of origination of any Mortgage Loan, without giving effect to any applicable grace period.

            4.      Lien; Valid Assignment. Each Mortgage related to and
delivered in connection with each Mortgage Loan constitutes a valid and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien upon the related Mortgaged Property, prior to all other liens and encumbrances, and there are no liens and/or encumbrances that are pari passu with the lien of such Mortgage, in any event subject, however, to the following (collectively, the "Permitted Encumbrances"): (a) the lien for current real estate taxes, ground rents, water charges, sewer rents and assessments not yet delinquent or accruing interest or penalties; (b) covenants, conditions and restrictions, rights of way, easements and other matters that are of public record and/or are referred to in the related lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or a
"marked-up" commitment binding upon the title insurer); (c) exceptions and exclusions specifically referred to in such lender's title insurance policy (or, if not yet issued, referred to in a pro forma title policy or "marked-up"
commitment binding upon the title insurer); (d) other matters to which like properties are commonly subject; (e) the rights of tenants (as tenants only)
under leases (including subleases) pertaining to the related Mortgaged Property;
(f) if such Mortgage Loan constitutes a Cross-Collateralized Mortgage Loan, the lien of the Mortgage for another Mortgage Loan contained in the same Crossed
Group; (g) if the related Mortgaged Property consists of one or more units in a condominium, the related condominium declaration; and (h) the rights of the holder of any Non-Trust Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs. The Permitted Encumbrances do not, individually or in the aggregate, materially interfere with the security intended to be provided by the related Mortgage, the current principal use of the related
Mortgaged Property, the Value of the Mortgaged Property or the current ability of the related Mortgaged Property to generate income sufficient to service such
Mortgage Loan. The related assignment of such Mortgage executed and delivered in favor of the Trustee (or, in the case of the Peter Cooper Village and Stuyvesant
Town Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller) and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Mortgage from the relevant assignor to the Trustee (or, in the case of the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee);
provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS.

            5.      Assignment of Leases and Rents. There exists, as part of the related Mortgage File, an Assignment of Leases (either as a separate instrument or as part of the Mortgage) that relates to and was delivered in connection with each Mortgage Loan and that establishes and creates a valid, subsisting and, subject to the limitations and exceptions set forth in representation 13 below, enforceable first priority lien on and security interest in, subject to applicable law, the property, rights and interests of the related Mortgagor described therein,

                                       I-2

except for Permitted Encumbrances and except for the holder of any Non-Trust
Loan that is part of a related Loan Combination to which any such Mortgage Loan belongs, and except that a license may have been granted to the related
Mortgagor to exercise certain rights and perform certain obligations of the lessor under the relevant lease or leases, including, without limitation, the right to operate the related leased property so long as no event of default has occurred under such Mortgage Loan; and each assignor thereunder has the full right to assign the same. The related assignment of any Assignment of Leases not included in a Mortgage, executed and delivered in favor of the Trustee (or, in the case of the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan, in
favor of the WBCMT-C30 Trustee) is in recordable form (but for insertion of the name and address of the assignee and any related recording information which is not yet available to the Seller), and constitutes a legal, valid, binding and, subject to the limitations and exceptions set forth in representation 13 below, enforceable assignment of such Assignment of Leases from the relevant assignor to the Trustee (or, in the case of the Peter Cooper Village and Stuyvesant Town
Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee); provided that, if the related Mortgage and/or Assignment of Leases has been recorded in the name of
MERS or its designee, no assignment of Mortgage and/or assignment of Assignment of Leases in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. The related Mortgage or related Assignment of
Leases, subject to applicable law, provides for the appointment of a receiver for the collection of rents or for the related mortgagee to enter into possession of the related Mortgaged Property to collect the rents or provides for rents to be paid directly to the related mortgagee, if there is an event of default beyond applicable notice and grace periods. Except for the holder of the related Non-Trust Loan with respect to any Mortgage Loan that is part of a Loan
Combination, no person other than the related Mortgagor owns any interest in any payments due under the related leases on which the Mortgagor is the landlord, covered by the related Assignment of Leases.

            6.      Mortgage Status; Waivers and Modifications. In the case of each Mortgage Loan, except by a written instrument which has been delivered to the Purchaser or its designee as a part of the related Mortgage File, (a) the related Mortgage (including any amendments or supplements thereto included in the related Mortgage File) has not been impaired, waived, modified, altered, satisfied, canceled, subordinated or rescinded, (b) neither the related
Mortgaged Property nor any material portion thereof has been released from the lien of such Mortgage and (c) the related Mortgagor has not been released from its obligations under such Mortgage, in whole or in material part. With respect to each Mortgage Loan, since the later of (a) March 5, 2007 and (b) the closing date of such Mortgage Loan, the Seller has not executed any written instrument that (i) impaired, satisfied, canceled, subordinated or rescinded such Mortgage
Loan, (ii) waived, modified or altered any material term of such Mortgage Loan,
(iii) released the Mortgaged Property or any material portion thereof from the lien of the related Mortgage, or (iv) released the related Mortgagor from its obligations under such Mortgage Loan in whole or material part. For avoidance of doubt, the preceding sentence does not relate to any release of escrows by the
Seller or a servicer on its behalf.

            7.      Condition of Property; Condemnation. In the case of each
Mortgage Loan, except as set forth in an engineering report prepared by an independent engineering

                                       I-3

consultant in connection with the origination of such Mortgage Loan, the related
Mortgaged Property is, to the Seller's knowledge, in good repair and free and clear of any damage that would materially and adversely affect its value as security for such Mortgage Loan (except in any such case where an escrow of funds, letter of credit or insurance coverage exists sufficient to effect the necessary repairs and maintenance). As of the date of origination of the
Mortgage Loan, there was no proceeding pending for the condemnation of all or any material part of the related Mortgaged Property. As of the Closing Date, the
Seller has not received notice and has no knowledge of any proceeding pending for the condemnation of all or any material portion of the Mortgaged Property securing any Mortgage Loan. As of the date of origination of each Mortgage Loan and, to the Seller's knowledge, as of the date hereof, (a) none of the material improvements on the related Mortgaged Property encroach upon the boundaries and, to the extent in effect at the time of construction, do not encroach upon the building restriction lines of such property, and none of the material improvements on the related Mortgaged Property encroached over any easements, except, in each case, for encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below or that do not materially and adversely affect the Value or current use of such Mortgaged
Property and (b) no improvements on adjoining properties encroached upon such
Mortgaged Property so as to materially and adversely affect the Value of such
Mortgaged Property, except those encroachments that are insured against by the lender's title insurance policy referred to in representation 8 below.

            8.      Title Insurance. Each Mortgaged Property securing a Mortgage
Loan is covered by an American Land Title Association (or an equivalent form of)
lender's title insurance policy (the "Title Policy") (or, if such policy has yet to be issued, by a pro forma policy or a "marked up" commitment binding on the title insurer) in the original principal amount of such Mortgage Loan after all advances of principal, insuring that the related Mortgage is a valid first priority lien on such Mortgaged Property, subject only to the Permitted
Encumbrances, except that in the case of a Mortgage Loan as to which the related
Mortgaged Property is made up of more than one parcel of property, each of which is secured by a separate Mortgage, such Mortgage (and therefore the related
Title Policy) may be in an amount less than the original principal amount of the
Mortgage Loan, but is not less than the allocated amount of subject parcel constituting a portion of the related Mortgaged Property. Such Title Policy (or, if it has yet to be issued, the coverage to be provided thereby) is in full force and effect, all premiums thereon have been paid, no material claims have been made thereunder and no claims have been paid thereunder. No holder of the related Mortgage has done, by act or omission, anything that would materially impair the coverage under such Title Policy. Immediately following the transfer and assignment of the related Mortgage Loan to the Trustee, such Title Policy
(or, if it has yet to be issued, the coverage to be provided thereby) inures to the benefit of the Trustee (or, in the case of the Peter Cooper Village and
Stuyvesant Town Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee) as sole insured without the consent of or notice to the insurer. Such Title Policy contains no exclusion for whether, or it affirmatively insures (unless the related Mortgaged Property is located in a jurisdiction where such affirmative insurance is not available) that, (a) the related Mortgaged Property has access to a public road, and (b) the area shown on the survey, if any, reviewed or prepared in connection with the origination of the related Mortgage Loan is the same as the property legally described in the related Mortgage.

                                       I-4

            9.      No Holdback. The proceeds of each Mortgage Loan have been
fully disbursed (except in those cases where the full amount of the Mortgage
Loan has been disbursed but a portion thereof is being held in escrow or reserve accounts documented as part of the Mortgage Loan documents and the rights to which are transferred to the Trustee (in the case of the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan, subject to the rights of the WBCMT-C30
Trustee), pending the satisfaction of certain conditions relating to leasing, repairs or other matters with respect to the related Mortgaged Property), and there is no obligation for future advances with respect thereto.

            10.     Mortgage Provisions. The Mortgage Loan documents for each
Mortgage Loan, together with applicable state law, contain customary and, subject to the limitations and exceptions set forth in representation 13 below, enforceable provisions such as to render the rights and remedies of the holder thereof adequate for the practical realization against the related Mortgaged
Property of the principal benefits of the security intended to be provided thereby, including, without limitation, judicial or non-judicial foreclosure or similar proceedings (as applicable for the jurisdiction where the related
Mortgaged Property is located). None of the Mortgage Loan documents contains any provision that expressly excuses the related Mortgagor from obtaining and maintaining insurance coverage for acts of terrorism.

            11.     Trustee under Deed of Trust. If the Mortgage for any
Mortgage Loan is a deed of trust, then (a) a trustee, duly qualified under applicable law to serve as such, has either been properly designated and currently so serves or may be substituted in accordance with the Mortgage and applicable law, and (b) no fees or expenses are or will become payable to such trustee by the Seller, the Purchaser or any transferee thereof except in connection with a trustee's sale after default by the related Mortgagor or in connection with any full or partial release of the related Mortgaged Property or related security for such Mortgage Loan.

            12.     Environmental Conditions. Except in the case of the
Mortgaged Properties identified on Annex B hereto (as to which properties the only environmental investigation conducted in connection with the origination of the related Mortgage Loan related to asbestos-containing materials and lead-based paint), (a) an environmental site assessment meeting ASTM standards and covering all environmental hazards typically assessed for similar properties including use, type and tenants of the related Mortgaged Property, a transaction screen meeting ASTM standards or an update of a previously conducted environmental site assessment (which update may have been performed pursuant to a database update), was performed by an independent third-party environmental consultant (licensed to the extent required by applicable state law) with respect to each Mortgaged Property securing a Mortgage Loan in connection with the origination of such Mortgage Loan, (b) the report of each such assessment, update or screen, if any (an "Environmental Report"), is dated no earlier than
(or, alternatively, has been updated within) twelve (12) months prior to the date hereof, (c) a copy of each such Environmental Report has been delivered to the Purchaser, and (d) either: (i) no such Environmental Report, if any, reveals that as of the date of the report there is a material violation of applicable environmental laws with respect to any known circumstances or conditions relating to the related Mortgaged Property; or (ii) if any such Environmental
Report does reveal any such circumstances or conditions with respect to the related Mortgaged Property and the same have not been subsequently remediated in all material respects, then one or more of the following are true--(A) one or more parties not related to the related Mortgagor and collectively having

                                       I-5

financial resources reasonably estimated to be adequate to cure the violation was identified as the responsible party or parties for such conditions or circumstances, and such conditions or circumstances do not materially impair the
Value of the related Mortgaged Property, (B) the related Mortgagor was required to provide additional security reasonably estimated to be adequate to cure the violations and/or to obtain and, for the period contemplated by the related
Mortgage Loan documents, maintain an operations and maintenance plan, (C) the related Mortgagor, or other responsible party, provided a "no further action"
letter or other evidence that would be acceptable to a reasonably prudent commercial mortgage lender, that applicable federal, state or local governmental authorities had no current intention of taking any action, and are not requiring any action, in respect of such conditions or circumstances, (D) such conditions or circumstances were investigated further and based upon such additional investigation, a qualified environmental consultant recommended no further investigation or remediation, (E) the expenditure of funds reasonably estimated to be necessary to effect such remediation is not greater than 2% of the outstanding principal balance of the related Mortgage Loan, (F) there exists an escrow of funds reasonably estimated to be sufficient for purposes of effecting such remediation, (G) the related Mortgaged Property is insured under a policy of insurance, subject to certain per occurrence and aggregate limits and a deductible, against certain losses arising from such circumstances and conditions or (H) a responsible party provided a guaranty or indemnity to the related Mortgagor to cover the costs of any required investigation, testing, monitoring or remediation and, as of the date of origination of the related
Mortgage Loan, such responsible party had financial resources reasonably estimated to be adequate to cure the subject violation in all material respects.
To the Seller's actual knowledge and without inquiry beyond the related
Environmental Report, there are no significant or material circumstances or conditions with respect to such Mortgaged Property not revealed in any such
Environmental Report, where obtained, or in any Mortgagor questionnaire delivered to the Seller in connection with the issue of any related environmental insurance policy, if applicable, that would require investigation or remediation by the related Mortgagor under, or otherwise be a material violation of, any applicable environmental law. The Mortgage Loan documents for each Mortgage Loan require the related Mortgagor to comply in all material respects with all applicable federal, state and local environmental laws and regulations. Each of the Mortgage Loans identified on Annex C hereto is covered by a secured creditor environmental insurance policy and each such policy is noncancellable during its term, is in the amount at least equal to 125% of the principal balance of the Mortgage Loan, has a term ending no sooner than the date which is five years after the maturity date of the Mortgage Loan to which it relates and either does not provide for a deductible or the deductible amount is held in escrow and all premiums have been paid in full. Each Mortgagor represents and warrants in the related Mortgage Loan documents that except as set forth in certain environmental reports and to its knowledge it has not used, caused or permitted to exist and will not use, cause or permit to exist on the related Mortgaged Property any hazardous materials in any manner which violates federal, state or local laws, ordinances, regulations, orders, directives or policies governing the use, storage, treatment, transportation, manufacture, refinement, handling, production or disposal of hazardous materials. The related
Mortgagor (or affiliate thereof) has agreed to indemnify, defend and hold the
Seller and its successors and assigns harmless from and against any and all losses, liabilities, damages, injuries, penalties, fines, out-of-pocket expenses and claims of any kind whatsoever (including attorneys' fees and costs) paid, incurred or suffered by or asserted against, any such party

                                       I-6

resulting from a breach of environmental representations, warranties or covenants given by the Mortgagor in connection with such Mortgage Loan.

            13.     Loan Document Status. Each Mortgage Note, Mortgage, and each other agreement executed by or on behalf of the related Mortgagor with respect to each Mortgage Loan is the legal, valid and binding obligation of the maker thereof (subject to any non-recourse provisions contained in any of the foregoing agreements and any applicable state anti-deficiency or one form of action law or market value limit deficiency legislation), enforceable in accordance with its terms, except as such enforcement may be limited by (i)
bankruptcy, insolvency, reorganization, receivership, fraudulent transfer and conveyance or other similar laws affecting the enforcement of creditors' rights generally, (ii) general principles of equity (regardless of whether such enforcement is considered in a proceeding in equity or at law) and (iii) public policy considerations underlying applicable securities laws, to the extent that such public policy considerations limit the enforceability of provisions that purport to provide indemnification from liabilities under applicable securities laws, and except that certain provisions in such loan documents may be further limited or rendered unenforceable by applicable law, but (subject to the limitations set forth in the foregoing clauses (i) and (ii)) such limitations or unenforceability will not render such loan documents invalid as a whole or substantially interfere with the mortgagee's realization of the principal benefits and/or security provided thereby. There is no valid defense, counterclaim or right of offset or rescission available to the related Mortgagor with respect to such Mortgage Note, Mortgage or other agreements that would deny the mortgagee the principal benefits intended to be provided thereby, except in each case, with respect to the enforceability of any provisions requiring the payment of default interest, late fees, additional interest, prepayment premiums or yield maintenance charges.

            14.     Insurance. Except in certain cases where tenants, having a net worth of at least $50,000,000 or an investment grade credit rating (and, if rated by Fitch, a credit rating of at least "A-" by Fitch) and obligated to maintain the insurance described in this paragraph, are allowed to self-insure the related Mortgaged Properties, all improvements upon each Mortgaged Property securing a Mortgage Loan are insured under a fire and extended perils insurance
(or the equivalent) policy, in an amount at least equal to the lesser of the outstanding principal balance of such Mortgage Loan and 100% of the full insurable replacement cost of the improvements located on the related Mortgaged
Property, and if applicable, the related hazard insurance policy contains appropriate endorsements to avoid the application of co-insurance and does not permit reduction in insurance proceeds for depreciation. Each Mortgaged Property is also covered by comprehensive general liability insurance in amounts customarily required by prudent commercial mortgage lenders for properties of similar types. Each Mortgaged Property securing a Mortgage Loan is the subject of a business interruption or rent loss insurance policy providing coverage for at least twelve (12) months (or a specified dollar amount which is reasonably estimated to cover no less than twelve (12) months of rental income), unless such Mortgaged Property constitutes a manufactured housing community. If any portion of the improvements on a Mortgaged Property securing any Mortgage Loan was, at the time of the origination of such Mortgage Loan, in an area identified in the Federal Register by the Flood Emergency Management Agency as a special flood hazard area (Zone A or Zone V), and flood insurance was available, a flood insurance policy is in effect with a generally acceptable insurance carrier, in an amount representing coverage not less than the least of: (1) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement basis,

                                       I-7

(2) the outstanding principal balance of such Mortgage Loan, and (3) the maximum amount of insurance available under the applicable federal flood insurance program. Each Mortgaged Property located in California or in seismic zones 3 and
4 is covered by seismic insurance to the extent such Mortgaged Property has a probable maximum loss of greater than twenty percent (20%) of the replacement value of the related improvements, calculated using methodology acceptable to a reasonably prudent commercial mortgage lender with respect to similar properties in the same area or earthquake zone. Each Mortgaged Property located within
Florida or within 25 miles of the coast of North Carolina, South Carolina,
Georgia, Alabama, Mississippi, Louisiana or Texas is insured by windstorm insurance in an amount at least equal to the lesser of (i) the outstanding principal balance of the related Mortgage Loan and (ii) 100% of the insurable replacement cost of the improvements located on such Mortgaged Property (less physical depreciation). All such hazard and flood insurance policies contain a standard mortgagee clause for the benefit of the holder of the related Mortgage, its successors and assigns, as mortgagee, and are not terminable (nor may the amount of coverage provided thereunder be reduced) without at least 10 days'
prior written notice to the mortgagee; and no such notice has been received, including any notice of nonpayment of premiums, that has not been cured.
Additionally, for any Mortgage Loan having a Cut-off Date Balance equal to or greater than $20,000,000, the insurer for all of the required coverages set forth herein has a claims paying ability or financial strength rating from S&P or Moody's of not less than A-minus (or the equivalent), or from A.M. Best
Company of not less than "A-minus: V" (or the equivalent) and, if rated by
Fitch, of not less than "A-" from Fitch (or the equivalent). With respect to each Mortgage Loan, the related Mortgage Loan documents require that the related
Mortgagor or a tenant of such Mortgagor maintain insurance as described above or permit the related mortgagee to require insurance as described above. Except under circumstances that would be reasonably acceptable to a prudent commercial mortgage lender or that would not otherwise materially and adversely affect the security intended to be provided by the related Mortgage, the Mortgage Loan documents for each Mortgage Loan provide that proceeds paid under any such casualty insurance policy will (or, at the lender's option, will) be applied either to the repair or restoration of all or part of the related Mortgaged
Property or to the payment of amounts due under such Mortgage Loan; provided that the related Mortgage Loan documents may entitle the related Mortgagor to any portion of such proceeds remaining after the repair or restoration of the related Mortgaged Property or payment of amounts due under the Mortgage Loan;
and provided, further, that, if the related Mortgagor holds a leasehold interest in the related Mortgaged Property, the application of such proceeds will be subject to the terms of the related Ground Lease (as defined in representation
18 below).

            Each Mortgaged Property is insured by an "all-risk" casualty insurance policy that does not contain an express exclusion for (or, alternatively, is covered by a separate policy that insures against property damage resulting from) acts of terrorism.

            15.     Taxes and Assessments. There are no delinquent property
taxes or assessments or other outstanding charges affecting any Mortgaged
Property securing a Mortgage Loan that are a lien of priority equal to or higher than the lien of the related Mortgage and that have not been paid or are not otherwise covered by an escrow of funds sufficient to pay such charge. For purposes of this representation and warranty, real property taxes and assessments and other charges shall not be considered delinquent until the date on which interest and/or penalties would be payable thereon.

                                       I-8

            16.     Mortgagor Bankruptcy. No Mortgagor under a Mortgage Loan is a debtor in any state or federal bankruptcy, insolvency or similar proceeding.

            17.     Local Law Compliance. To the Seller's knowledge, based upon a letter from governmental authorities, a legal opinion, a zoning consultant's report or an endorsement to the related Title Policy, or based on such other due diligence considered reasonable by prudent commercial mortgage lenders in the lending area where the subject Mortgaged Property is located (including, without limitation, when commercially reasonable, a representation of the related
Mortgagor at the time of origination of the subject Mortgage Loan), the improvements located on or forming part of each Mortgaged Property securing a
Mortgage Loan are in material compliance with applicable zoning laws and ordinances or constitute a legal non-conforming use or structure (or, if any such improvement does not so comply and does not constitute a legal non-conforming use or structure, such non-compliance and failure does not materially and adversely affect the Value of the related Mortgaged Property). In the case of each legal non-conforming use or structure, the related Mortgaged
Property may be restored or repaired to the full extent of the use or structure at the time of such casualty or law and ordinance coverage has been obtained in an amount that would be required by prudent commercial mortgage lenders (or, if the related Mortgaged Property may not be restored or repaired to the full extent of the use or structure at the time of such casualty and law and ordinance coverage has not been obtained in an amount that would be required by prudent commercial mortgage lenders, such fact does not materially and adversely affect the Value of the related Mortgaged Property).

            18.     Leasehold Estate. If any Mortgage Loan is secured by the
interest of a Mortgagor as a lessee under a ground lease of all or a material portion of a Mortgaged Property (together with any and all written amendments and modifications thereof and any and all estoppels from or other agreements with the ground lessor, a "Ground Lease"), but not by the related fee interest in such Mortgaged Property or such material portion thereof (the "Fee
Interest"), then:

            (i)     such Ground Lease or a memorandum thereof has been or will be duly recorded; such Ground Lease permits the interest of the lessee thereunder to be encumbered by the related Mortgage; and there has been no material change in the terms of such Ground Lease since its recordation, with the exception of material changes reflected in written instruments which are a part of the related Mortgage File; and if required by such
      Ground Lease, the lessor thereunder has received notice of the lien of the related Mortgage in accordance with the provisions of such Ground Lease;

            (ii)    the related lessee's leasehold interest in the portion of
      the related Mortgaged Property covered by such Ground Lease is not subject to any liens or encumbrances superior to, or of equal priority with, the related Mortgage, other than the related Fee Interest and
      Permitted Encumbrances;

            (iii)   upon foreclosure of such Mortgage Loan (or acceptance of a deed in lieu thereof), the Mortgagor's interest in such Ground Lease is assignable to, and is thereafter further assignable by, the Purchaser upon notice to, but without the consent of, the lessor thereunder (or, if such consent is required, it has been obtained); provided that such Ground
      Lease has not been terminated and all amounts owed thereunder have been paid;

                                       I-9

            (iv)    such Ground Lease is in full force and effect, and, to the
      Seller's knowledge, no material default has occurred under such Ground
      Lease;

            (v)     such Ground Lease requires the lessor thereunder to give
      notice of any default by the lessee to the mortgagee under such Mortgage
      Loan; and such Ground Lease further provides that no notice of termination given under such Ground Lease is effective against the mortgagee under such Mortgage Loan unless a copy has been delivered to such mortgagee in the manner described in such Ground Lease;

            (vi)    the mortgagee under such Mortgage Loan is permitted a
      reasonable opportunity (including, where necessary, sufficient time to gain possession of the interest of the lessee under such Ground Lease) to cure any default under such Ground Lease, which is curable after the receipt of notice of any such default, before the lessor thereunder may terminate such Ground Lease;

            (vii)   such Ground Lease either (i) has an original term which
      extends not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage Loan, or (ii) has an original term which does not end prior to the 5th anniversary of the Stated Maturity Date of such Mortgage Loan and has extension options that are exercisable by the lender upon its taking possession of the Mortgagor's leasehold interest and that, if exercised, would cause the term of such Ground Lease to extend not less than twenty (20) years beyond the Stated Maturity Date of such Mortgage
      Loan;

            (viii)  such Ground Lease requires the lessor to enter into a new lease with a mortgagee upon termination of such Ground Lease for any reason, including as a result of a rejection of such Ground Lease in a bankruptcy proceeding involving the related Mortgagor, unless the mortgagee under such Mortgage Loan fails to cure a default of the lessee that is susceptible to cure by the mortgagee under such Ground Lease following notice thereof from the lessor;

            (ix)    under the terms of such Ground Lease and the related
      Mortgage or related Mortgage Loan documents, taken together, any related casualty insurance proceeds (other than de minimis amounts for minor casualties) with respect to the leasehold interest will be applied either
      (i) to the repair or restoration of all or part of the related Mortgaged
      Property, with the mortgagee or a trustee appointed by it having the right to hold and disburse such proceeds as the repair or restoration progresses
      (except in such cases where a provision entitling another party to hold and disburse such proceeds would not be viewed as commercially unreasonable by a prudent commercial mortgage lender), or (ii) to the payment of the outstanding principal balance of the Mortgage Loan together with any accrued interest thereon;

            (x)     such Ground Lease does not impose any restrictions on
      subletting which would be viewed as commercially unreasonable by a prudent commercial mortgage lender in the lending area where the related Mortgaged
      Property is located at the time of the origination of such Mortgage Loan;
      and

                                      I-10

            (xi)    such Ground Lease provides that (i) it may not be amended, modified, cancelled or terminated without the prior written consent of the mortgagee under such Mortgage Loan, and (ii) any such action without such consent is not binding on such mortgagee, its successors or assigns.

            19.     Qualified Mortgage. Each Mortgage Loan is a "qualified
mortgage" within the meaning of Section 860G(a)(3) of the Code and Treasury
Regulations Section 1.860G-2(a) (but without regard to the rule in Treasury
Regulations Section 1.860G-2(a)(3) or Section 1.860G-2(f)(2) that treats a defective obligation as a qualified mortgage under certain circumstances). Each
Mortgage Loan is directly secured by an interest in real property (within the meaning of Treasury Regulations Section 1.856-3(c) and 1.856-3(d)), and either
(1) the fair market value of the interest in real property which secures such
Mortgage Loan was at least equal to 80% of the principal amount of such Mortgage
Loan at the time the Mortgage Loan was (a) originated or modified (within the meaning of Treasury Regulations Section 1.860G-2(b)(1)) or (b) contributed to the Trust Fund, or (2) substantially all of the proceeds of such Mortgage Loan were used to acquire, improve or protect an interest in real property and such interest in real property was the only security for the Mortgage Loan at the time such Mortgage Loan was originated or modified. For purposes of the previous sentence, the fair market value of the referenced interest in real property shall first be reduced by (1) the amount of any lien on such interest in real property that is senior to the Mortgage Loan, and (2) a proportionate amount of any lien on such interest in real property that is in parity with the Mortgage
Loan.

            20.     Advancement of Funds. In the case of each Mortgage Loan,
neither the Seller nor, to the Seller's knowledge, any prior holder of such
Mortgage Loan has advanced funds or induced, solicited or knowingly received any advance of funds from a party other than the owner of the related Mortgaged
Property (other than (a) amounts paid by the tenant as specifically provided under a related lease or by the property manager or (b) application and commitment fees, escrow funds, points and reimbursements for fees and expenses incurred in connection with the origination and funding of the Mortgage Loan), for the payment of any amount required by such Mortgage Loan, except for interest accruing from the date of origination of such Mortgage Loan or the date of disbursement of the Mortgage Loan proceeds, whichever is later, to the date which preceded by 30 days the first due date under the related Mortgage Note.

            21.     No Equity Interest, Equity Participation or Contingent
Interest. No Mortgage Loan contains any equity participation by the mortgagee thereunder, is convertible by its terms into an equity ownership interest in the related Mortgaged Property or the related Mortgagor, provides for any contingent or additional interest in the form of participation in the cash flow of the related Mortgaged Property, or provides for the negative amortization of interest, except that, in the case of an ARD Loan, such Mortgage Loan provides that, during the period commencing on or about the related Anticipated Repayment
Date and continuing until such Mortgage Loan is paid in full, (a) additional interest shall accrue and may be compounded monthly and shall be payable only after the outstanding principal of such Mortgage Loan is paid in full, and (b) a portion of the cash flow generated by such Mortgaged Property will be applied each month to pay down the principal balance thereof in addition to the principal portion of the related monthly payment.

                                      I-11

            22.     Legal Proceedings. To the Seller's knowledge, there are no pending actions, suits, proceedings or governmental investigations by or before any court or governmental authority against or affecting the Mortgagor under any
Mortgage Loan or the related Mortgaged Property that, if determined adversely to such Mortgagor or Mortgaged Property, would materially and adversely affect the value of the Mortgaged Property as security for such Mortgage Loan or the current ability of the Mortgagor to pay principal, interest or any other amounts due under such Mortgage Loan.

            23.     Other Mortgage Liens. None of the Mortgage Loans permits the related Mortgaged Property to be encumbered by any mortgage lien junior to or of equal priority with the lien of the related Mortgage without the prior written consent of the holder thereof or the satisfaction of debt service coverage or similar criteria specified therein. To the Seller's knowledge, except for cases involving other Mortgage Loans, none of the Mortgaged Properties securing the
Mortgage Loans is encumbered by any mortgage liens junior to or of equal priority with the liens of the related Mortgage. The related Mortgage Loan documents require the Mortgagor under each Mortgage Loan to pay all reasonable costs and expenses related to any required consent to an encumbrance, including any applicable Rating Agency fees, or would permit the related mortgagee to withhold such consent if such costs and expenses are not paid by a party other than such mortgagee.

            24.     No Mechanics' Liens. As of the date of origination, each
Mortgaged Property securing a Mortgage Loan (exclusive of any related personal property) was free and clear of any and all mechanics' and materialmen's liens that were prior or equal to the lien of the related Mortgage and that were not bonded or escrowed for or covered by title insurance. As of the Closing Date, to the Seller's knowledge: (i) each Mortgaged Property securing a Mortgage Loan
(exclusive of any related personal property) is free and clear of any and all mechanics' and materialmen's liens that are prior or equal to the lien of the related Mortgage and that are not bonded or escrowed for or covered by title insurance, and (ii) no rights are outstanding that under law could give rise to any such lien that would be prior or equal to the lien of the related Mortgage and that is not bonded or escrowed for or covered by title insurance.

            25.     Compliance. Each Mortgage Loan complied with, or was exempt from, all applicable usury laws in effect at its date of origination.

            26.     Licenses and Permits. To the Seller's knowledge, as of the date of origination of each Mortgage Loan and based on any of: (i) a letter from governmental authorities, (ii) a legal opinion, (iii) an endorsement to the related Title Policy, (iv) a representation of the related Mortgagor at the time of origination of such Mortgage Loan, (v) a zoning report from a zoning consultant, or (vi) other due diligence that a commercially reasonable originator of similar mortgage loans in the jurisdiction where the related
Mortgaged Property is located customarily performs in the origination of comparable mortgage loans, the related Mortgagor, the related lessee, franchise or operator was in possession of all material licenses, permits and franchises required by applicable law for the ownership and operation of the related
Mortgaged Property as it was then operated or such material licenses, permits and franchises have otherwise been issued.

                                      I-12

            27.     Cross-Collateralization. No Mortgage Loan is
cross-collateralized with any loan which is outside the Mortgage Pool. With respect to any group of cross-collateralized Mortgage Loans, the sum of the amounts of the respective Mortgages recorded on the related Mortgaged Properties with respect to such Mortgage Loans is at least equal to the total amount of such Mortgage Loans.

            28.     Releases of Mortgaged Properties. No Mortgage Note or
Mortgage requires the mortgagee to release all or any material portion of the related Mortgaged Property from the lien of the related Mortgage except upon (i)
payment in full of all amounts due under the related Mortgage Loan or (ii)
delivery of "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), in connection with a defeasance of the related Mortgage Loan; provided that the
Mortgage Loans that are Crossed Loans, and the other individual Mortgage Loans secured by multiple parcels, may require the respective mortgagee(s) to grant releases of portions of the related Mortgaged Property or the release of one or more related Mortgaged Properties upon (i) the satisfaction of certain legal and underwriting requirements or (ii) the payment of a release price in connection therewith; and provided, further, that certain Crossed Groups or individual
Mortgage Loans secured by multiple parcels may permit the related Mortgagor to obtain the release of one or more of the related Mortgaged Properties by substituting comparable real estate property, subject to, among other conditions precedent, receipt of confirmation from each Rating Agency that such release and substitution will not result in a qualification, downgrade or withdrawal of any of its then-current ratings of the Certificates; and provided, further, that any
Mortgage Loan may permit the unconditional release of one or more unimproved parcels of land to which the Seller did not give any material value in underwriting the Mortgage Loan.

            29.     Defeasance. Each Mortgage Loan that contains a provision for any defeasance of mortgage collateral permits defeasance (i) no earlier than two years following the Closing Date and (ii) only with substitute collateral constituting "government securities" within the meaning of Section 2(a)(16) of the Investment Company Act. To the Seller's knowledge, the provisions of each such Mortgage Loan, if any, permitting defeasance are only for the purpose of facilitating the disposition of a Mortgaged Property and are not part of an arrangement to collateralize a REMIC offering with obligations that are not real estate mortgages.

            30.     Defeasance and Assumption Costs. If any Mortgage Loan
permits defeasance, then the related Mortgage Loan documents provide that the related Mortgagor is responsible for the payment of all reasonable costs and expenses associated with defeasance incurred by the related mortgagee, including
Rating Agency fees. If any Mortgage Loan permits assumptions, then the related
Mortgage Loan documents provide that the related Mortgagor is responsible for all reasonable costs and expenses associated with an assumption incurred by the related mortgagee.

            31.     Fixed Rate Loans. Each Mortgage Loan bears interest at a
rate that remains fixed throughout the remaining term of such Mortgage Loan, except in the case of an ARD Loan after its Anticipated Repayment Date and except for the imposition of a default rate.

            32.     Inspection. The Seller or an affiliate thereof inspected, or caused the inspection of, the related Mortgaged Property within the preceding twelve (12) months.

                                      I-13

            33.     No Material Default. To the Seller's knowledge, there exists no material default, breach, violation or event of acceleration under the
Mortgage Note or Mortgage for any Mortgage Loan (other than payments due but not yet 30 days or more delinquent); provided, however, that this representation and warranty does not cover any default, breach, violation or event of acceleration that pertains to or arises out of the subject matter otherwise covered by any other representation and warranty made by the Seller in this Schedule I.

            34.     Due-on-Sale. The Mortgage, Mortgage Note or loan agreement for each Mortgage Loan contains a "due-on-sale" clause, which provides for the acceleration of the payment of the unpaid principal balance of such Mortgage
Loan if, without the prior written consent of the holder of such Mortgage, either the related Mortgaged Property, or any direct controlling equity interest in the related Mortgagor, is transferred or sold, other than by reason of family and estate planning transfers, transfers by devise or descent or by operation of law upon death, transfers of less than a controlling interest in the Mortgagor, transfers of shares in public companies, issuance of non-controlling new equity interests, transfers to an affiliate meeting the requirements of the Mortgage
Loan, transfers among existing members, partners or shareholders in the
Mortgagor, transfers among affiliated Mortgagors with respect to cross-collateralized Mortgage Loans or multi-property Mortgage Loans, transfers among co-Mortgagors, transfers of worn-out or obsolete furniture, furnishings and equipment or transfers of a similar nature to the foregoing meeting the requirements of the Mortgage Loan.

            35.     Single Purpose Entity. The Mortgagor on each Mortgage Loan with a Cut-off Date Balance of $5,000,000 or more, was, as of the origination of the Mortgage Loan, a Single Purpose Entity. For this purpose, a "Single Purpose
Entity" shall mean an entity, other than an individual, whose organizational documents provide substantially to the effect that it was formed or organized solely for the purpose of owning and operating one or more of the Mortgaged
Properties securing the Mortgage Loans and prohibit it from engaging in any business unrelated to such Mortgaged Property or Properties, and whose organizational documents further provide, or which entity represented in the related Mortgage Loan documents, substantially to the effect that it does not have any material assets other than those related to its interest in and operation of such Mortgaged Property or Properties, or any indebtedness other than as permitted by the related Mortgage(s) or the other related Mortgage Loan documents, that it has its own books and records and accounts separate and apart from any other person, that it holds itself out as a legal entity (separate and apart from any other person), that it will not guarantee or assume the debts of any other person, that it will not commingle assets with affiliates, and that it will not transact business with affiliates (except to the extent required by any cash management provisions of the related Mortgage Loan documents) except on an arm's-length basis.

            36.     Whole Loan. Each Mortgage Loan is a whole loan and not a
participation interest in a mortgage loan.

            37.     Tax Parcels. Each Mortgaged Property constitutes one or more complete separate tax lots or is subject to an endorsement under the related
Title Policy insuring same, or in certain instances an application has been made to the applicable governing authority for creation of separate tax lots, which shall be effective for the next tax year.

                                      I-14

            38.     ARD Loans. Each ARD Loan requires scheduled monthly payments of principal and/or interest. If any ARD Loan is not paid in full by its
Anticipated Repayment Date, and assuming it is not otherwise in default, (i) the rate at which such ARD Loan accrues interest will increase by at least two (2)
percentage points and (ii) the related Mortgagor is required to enter into a lockbox arrangement on the ARD Loan whereby all revenue from the related
Mortgaged Property shall be deposited directly into a designated account controlled by the applicable servicer.

            39.     Security Interests. A UCC financing statement has been filed and/or recorded, or submitted for filing and/or recording (or submitted to a title company for filing and/or recording pursuant to escrow instructions), in all places necessary to perfect (to the extent that the filing or recording of such a UCC financing statement can perfect such a security interest) a valid security interest in the personal property of the related Mortgagor granted under the related Mortgage. If any Mortgaged Property securing a Mortgage Loan is operated as a hospitality property, then (a) the security agreements, financing statements or other instruments, if any, related to the Mortgage Loan secured by such Mortgaged Property establish and create a valid security interest in all items of personal property owned by the related Mortgagor which are material to the conduct in the ordinary course of the Mortgagor's business on the related Mortgaged Property, subject only to purchase money security interests, personal property leases and security interests to secure revolving lines of credit and similar financing; and (b) one or more UCC financing statements covering such personal property have been filed and/or recorded (or have been sent for filing or recording or submitted to a title company for filing or recording pursuant to escrow instructions) wherever necessary to perfect under applicable law such security interests (to the extent a security interest in such personal property can be perfected by the filing or recording of a UCC financing statement under applicable law). The related assignment of such security interest (but for insertion of the name of the assignee and any related information which is not yet available to the Seller) executed and delivered in favor of the Trustee (or, in the case of the Peter Cooper Village and Stuyvesant Town Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee)
constitutes a legal, valid and, subject to the limitations and exceptions set forth in representation 13 hereof, binding assignment thereof from the relevant assignor to the Trustee (or, in the case of the Peter Cooper Village and
Stuyvesant Town Trust Mortgage Loan, in favor of the WBCMT-C30 Trustee);
provided that, if the related security agreement and/or UCC Financing Statement has been recorded in the name of MERS or its designee, no assignment of security agreement and/or UCC Financing Statement in favor of the Trustee is required to be prepared or delivered and instead, the Seller shall take all actions as are necessary to cause the Trust to be shown as the owner of the Mortgage Loan on the records of MERS for purposes of the system of recording transfers of beneficial ownership of mortgages maintained by MERS. Notwithstanding any of the foregoing, no representation is made as to the perfection of any security interest in rents or other personal property to the extent that possession or control of such items or actions other than the filing or recording of UCC
Financing Statements are required in order to effect such perfection.

            40.     Prepayment Premiums and Yield Maintenance Charges.
Prepayment Premiums and Yield Maintenance Charges payable with respect to each
Mortgage Loan, if any, constitute "customary prepayment penalties" within meaning of Treasury Regulations Section 1.860G-1(b)(2).

                                      I-15

            41.     Commencement of Amortization. Unless such Mortgage Loan
provides for interest only payments prior to its Stated Maturity Date or, in the case of an ARD Loan, prior to its Anticipated Repayment Date, each Mortgage Loan begins to amortize prior to its Stated Maturity Date or, in the case of an ARD
Loan, prior to its Anticipated Repayment Date.

            42.     Servicing Rights. Except as provided in the Pooling and
Servicing Agreement, any permitted subservicing agreements and servicing rights purchase agreements pertaining thereto, no Person has been granted or conveyed the right to service any Mortgage Loan or receive any consideration in connection therewith which will remain in effect after the Closing Date.

            43.     Recourse. The related Mortgage Loan documents contain
provisions providing for recourse against the related Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, for damages, liabilities, expenses or claims sustained in connection with the
Mortgagor's fraud, material (or, alternatively, intentional) misrepresentation, waste or misappropriation of any tenant security deposits (in some cases, only after foreclosure or an action in respect thereof), rent (in some cases, only after an event of default), insurance proceeds or condemnation awards. The related Mortgage Loan documents contain provisions pursuant to which the related
Mortgagor, a principal of such Mortgagor or an entity controlled by a principal of such Mortgagor, has agreed to indemnify the mortgagee for damages resulting from violations of any applicable environmental laws.

            44.     Assignment of Collateral. There is no material collateral
securing any Mortgage Loan that is not being assigned to the Purchaser.

            45.     Fee Simple Interest. Unless such Mortgage Loan is secured in whole or in material part by a Ground Lease and is therefore the subject of representation 18, the interest of the related Mortgagor in the Mortgaged
Property securing each Mortgage Loan is a fee simple interest in real property and the improvements thereon, except for any portion of such Mortgaged Property that consists of a leasehold estate that is not a material ground lease, which ground lease is not the subject of representation 18.

            46.     Escrows. All escrow deposits (including capital improvements and environmental remediation reserves) relating to any Mortgage Loan that were required to be delivered to the lender under the terms of the related Mortgage
Loan documents, have been received and, to the extent of any remaining balances of such escrow deposits, are in the possession or under the control of Seller or its agents (which shall include the applicable Master Servicer). All such escrow deposits are being conveyed hereunder to the Purchaser. Any and all material requirements under each Mortgage Loan as to completion of any improvements and as to disbursement of any funds escrowed for such purpose, which requirements were to have been complied with on or before the date hereof, have been complied with in all material respects or, if and to the extent not so complied with, the escrowed funds (or an allocable portion thereof) have not been released except in accordance with the terms of the related loan documents.

            47.     Operating Statements. In the case of each Mortgage Loan, the related Mortgage or another Mortgage Loan document requires the related
Mortgagor, in some cases at the request of the lender, to provide the holder of such Mortgage Loan with at least quarterly

                                      I-16

operating statements and rent rolls (if there is more than one tenant) for the related Mortgaged Property and annual financial statements of the related
Mortgagor, and with such other information as may be required therein.

            48.     Grace Period. With respect to each Mortgage Loan, the
related Mortgage, Mortgage Note or loan agreement provides a grace period for delinquent monthly payments no longer than 15 days from the applicable Due Date or five (5) days from notice to the related Mortgagor of the default.

            49.     Disclosure to Environmental Insurer. If the Mortgaged
Property securing any Mortgage Loan identified on Annex C as being covered by a secured creditor policy, then the Seller:

            (i)     has disclosed, or is aware that there has been disclosed, in the application for such policy or otherwise to the insurer under such policy the "pollution conditions" (as defined in such policy) identified in any environmental reports related to such Mortgaged Property which are in the
Seller's possession or are otherwise known to the Seller; or

            (ii)    has delivered or caused to be delivered to the insurer under such policy copies of all environmental reports in the Seller's possession related to such Mortgaged Property;

in each case to the extent that the failure to make any such disclosure or deliver any such report would materially and adversely affect the Purchaser's ability to recover under such policy.

            50.     No Fraud. No fraud with respect to a Mortgage Loan has taken place on the part of the Seller or any affiliated originator in connection with the origination of any Mortgage Loan.

            51.     Servicing. The servicing and collection practices used with respect to each Mortgage Loan in all material respects have met customary standards utilized by prudent commercial mortgage loan servicers with respect to whole loans.

            52.     Appraisal. In connection with its origination or acquisition of each Mortgage Loan, the Seller obtained an appraisal of the related Mortgaged
Property, which appraisal is signed by an appraiser, who, to the Seller's knowledge, had no interest, direct or indirect, in the Mortgaged Property or the
Mortgagor or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; the appraisal, or a letter from the appraiser, states that such appraisal satisfies the requirements of the "Uniform Standards of Professional Appraisal Practice" as
adopted by the Appraisal Standards Board of the Appraisal Foundation, all as in
effect on the date the Mortgage Loan was originated.

            53.     Origination of the Mortgage Loans. The Seller originated all of the Mortgage Loans.

                                      I-17

                             ANNEX A (TO SCHEDULE I)

                EXCEPTIONS TO THE REPRESENTATIONS AND WARRANTIES

REPRESENTATION #2- OWNERSHIP OF MORTGAGE LOAN

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 4 -LIEN; VALID ASSIGNMENT

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 5 - ASSIGNMENT OF LEASES AND RENTS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 6 -MORTGAGE STATUS; WAIVERS AND MODIFICATIONS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 8 - TITLE INSURANCE

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                                            loans, each of which is secured by the same mortgage
                                                            instrument and is cross-defaulted with the other.
                                                            The B-Note loan will not be part of the Trust Fund.

                                                            Only the right, title and interest of the Seller in the
                                                            mortgage loan identified on the Mortgage Loan Schedule
                                                            is being conveyed to the Purchaser.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.

                                                            Only the right, title and interest of the Seller in the
                                                            mortgage loan identified on the Mortgage Loan Schedule
                                                            is being conveyed to the Purchaser.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 10 - MORTGAGE PROVISIONS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Fairfield Commons                       Borrower shall maintain insurance for losses resulting
                                                            from perils and acts of terrorism on terms (including
                                                            amounts) consistent with those required under Section
                                                            7.1(a) of the Loan Agreement at all times during the
                                                            term of the Loan as long as and to the extent that
                                                            terrorism insurance is commonly maintained for similarly
                                                            situated properties in the same geographic market as the
                                                            Property.
----------------------------------------------------------------------------------------------------------------------
                    Michigan Road                           The loan documents do not contain any provision that
                                                            expressly excuses the Mortgagor from obtaining and
                                                            maintaining insurance coverage for acts of
                                                            terrorism, however, note that with respect to the
                                                            portion of the mortgaged property demised to JC Penney
                                                            under the JC
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            Penney Lease (and only for such time as the
                                                            JC Penney Lease is in full force and effect), Mortgagor
                                                            only has to obtain and maintain insurance for loss
                                                            resulting from perils and acts of terrorism on the
                                                            premises demised under the JC Penney Lease to the extent
                                                            that such insurance coverage is available at premiums
                                                            not to exceed $5,000 per annum.
----------------------------------------------------------------------------------------------------------------------
                    CVS, Dade City transaction              The Mortgagor was excused from obtaining terrorism
                                                            insurance coverage at closing. However, upon request of
                                                            Lender, and provided Mortgagor is able to obtain such
                                                            coverage at a commercially reasonable price, which price
                                                            shall not exceed $10,000.00 per annum, Mortgagor shall
                                                            be required to obtain and maintain such terrorism
                                                            coverage.
----------------------------------------------------------------------------------------------------------------------
                    1001 Frontier                           The related Mortgage Loan Documents require the Borrower
                                                            to purchase terrorism insurance to the extent same is
                                                            available for no more than 250% of the cost as of the
                                                            date of closing.
----------------------------------------------------------------------------------------------------------------------
                    MSKP River Bridge, LLC; MSKP Springs    The loan documents do not contain any provision that
                    Plaza, LLC; MSKP Oak Grove, LLC; MSKP   expressly excuses the related Mortgagor from maintaining
                    Gateway, LLC; MSKP Murdock, LLC; MSKP   terrorism insurance, however, the Loan Agreement caps
                    Casselberry Exchange, LLC; MSKP         the annual terrorism insurance premium for each property
                    Orlando Square, LLC; and MSKP           at $150,000. If the Mortgagor cannot obtain a "full
                    Ramblewood Square, LLC (each            replacement cost" terrorism insurance policy for any
                    individually, and collectively, the     Property for $150,000 or less, then it is only required
                    "LOAN A BORROWER")                      to maintain a policy for the greatest amount as can be
                                                            obtained for $150,000.
----------------------------------------------------------------------------------------------------------------------
                    MSKP Plaza Del Mar, LLC and MSKP Galt   The loan documents do not contain any provision that
                    Ocean, LLC (each individually, and      expressly excuses the related Mortgagor from maintaining
                    collectively, the "LOAN B BORROWER")    terrorism insurance, however, the Loan Agreement caps
                                                            the annual terrorism insurance premium for each property
                                                            at $150,000. If the Mortgagor cannot obtain a "full
                                                            replacement cost" terrorism insurance policy for any
                                                            Property for $150,000 or less, then it is only required
                                                            to maintain a policy for the greatest amount as can
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            be obtained for $150,000
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The borrower is required to maintain terrorism
                                                            insurance, but is not required to pay annual premiums in
                                                            excess of 150% of the cost of terrorism insurance as of
                                                            the date of origination of the Mortgage Loan (subject to
                                                            CPI increases).
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 12 - ENVIRONMENTAL CONDITIONS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    The "Environmental Compliance" section of the loan
                                                            agreement has been revised so as to: (a) limit the
                                                            representation that there is no asbestos on the Property
                                                            by adding the qualifier "requiring abatement or removal
                                                            pursuant to environmental statutes"; (b) limit the
                                                            representations, by adding the qualifier "to Borrower's
                                                            knowledge," that there are no threatened lawsuits or
                                                            that Borrower has waived any person's liability with
                                                            regard to hazardous material on the Property; and (c)
                                                            exclude from the Environmental Indemnification section
                                                            any duty of Borrower to indemnify Lenders from
                                                            "consequential, special or punitive damages" associated
                                                            with environmental problems with the Property.
                                                            Additionally, Borrower waived any liability of the
                                                            seller of the Property for environmental matters.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 14 - INSURANCE

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Michigan Road                           The mortgaged property must contain an "all-risk"
                                                            casualty insurance policy including coverage for acts of
                                                            terrorism, except with respect to terrorism coverage for
                                                            the premises demised to JC Penney under the JC Penney
                                                            Lease. With respect to the portion of the mortgaged
                                                            property demised to JC Penney under the JC Penney Lease
                                                            (and only for such
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            time as the JC Penney Lease is in full force and effect),
                                                            Mortgagor only has to obtain and maintain insurance for
                                                            loss resulting from perils and acts of terrorism on
                                                            the premises demised under the JC Penney Lease to the
                                                            extent that such insurance coverage is available at
                                                            premiums not to exceed $5,000 per annum.
----------------------------------------------------------------------------------------------------------------------
                    CVS, Dade City transaction              The Mortgagor was excused from obtaining terrorism
                                                            insurance coverage at closing. However, upon request of
                                                            Lender, and provided Mortgagor is able to obtain such
                                                            coverage at a commercially reasonable price, which price
                                                            shall not exceed $10,000.00 per annum, Mortgagor shall
                                                            be required to obtain and maintain such terrorism
                                                            coverage.
----------------------------------------------------------------------------------------------------------------------
                    1001 Frontier                           The related Mortgage Loan Documents require the Borrower
                                                            to purchase terrorism insurance to the extent same is
                                                            available for no more than 250% of the cost as of the
                                                            date of closing.
----------------------------------------------------------------------------------------------------------------------
                    Arlington/International Place           The all risk casualty policy is required to be the
                                                            replacement value.
----------------------------------------------------------------------------------------------------------------------
                    SouthPark Mall                          The all risk casualty policy is required to be the
                                                            replacement value. In addition, the SouthPark Mall has
                                                            provisions that permit the rating of certain insurance
                                                            companies to be less than "a-" from S&P in the event
                                                            that there is a syndicate of insurance companies.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The loan agreement provides that if the insurance is
                                                            provided by a syndicate of insurers, the coverage shall
                                                            be acceptable if:  (i) the first layer of coverage is
                                                            provided by carriers rate "A-" or better from S&P; (ii)
                                                            60% (75% if there are four or fewer members in the
                                                            syndicate) of the aggregate limits under such policies
                                                            are provided by carriers with a minimum "A-" rating from
                                                            S&P and (iii) the S&P rating of the remaining carriers
                                                            must be at least "BBB".

                                                            The related loan agreement requires that the Borrower
                                                            carry insurance against loss or
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            damage by fire, casualty and other hazards included in an
                                                            "all-risk" coverage endorsement or its equivalent, with
                                                            such insurance to be written on a replacement cost basis,
                                                            covering the Property with a limit of not less than
                                                            $400,000,000 per loss. As to terrorism insurance
                                                            coverage, (A) during any period of the term of the Loan
                                                            that the Terrorism Risk Insurance Extension Act of 2005
                                                            ("TRIEA") is in effect, if "acts of terrorism" or other
                                                            similar acts or events are hereafter excluded from
                                                            Borrower's comprehensive all risk insurance policy
                                                            (including business interruption, rent loss or similar
                                                            insurance coverage), Borrower shall obtain an endorsement
                                                            to such policy, or a separate policy insuring against all
                                                            "certified acts of terrorism" as defined by TRIEA and
                                                            "fire following", which for purposes of this Loan
                                                            Agreement shall mean actual replacement value of the
                                                            Property (exclusive of the Premises, footings and
                                                            foundations) with a waiver of depreciation and with a
                                                            limit of not less than $300,000,000 and (B) during any
                                                            period of the term of the Loan that TRIEA is not in
                                                            effect, if "acts of terrorism" or other similar acts or
                                                            events or "fire following" are hereafter excluded from
                                                            Borrower's comprehensive all risk insurance policy or
                                                            business interruption insurance coverage, Borrower shall
                                                            obtain an endorsement to such policy, or a separate
                                                            policy insuring against all such excluded acts or events,
                                                            to the extent such policy or endorsement is available, in
                                                            an amount determined by Lender in its reasonable
                                                            discretion (but in no event greater than the total
                                                            insurable value of the Mortgaged Property plus the
                                                            business interruption, rent loss or similar coverage)
                                                            required hereunder with a limit of not less than
                                                            $300,000,000; provided, that Borrower shall not be
                                                            required to pay annual premiums in excess of 150% of the
                                                            current cost of Terrorism insurance as increased by CPI.
----------------------------------------------------------------------------------------------------------------------
                    MSKP River Bridge, LLC;                 The loan documents do not contain any
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    MSKP Springs Plaza, LLC; MSKP Oak       provision that expressly excuses the related Mortgagor
                    Grove, LLC; MSKP Gateway, LLC;          from maintaining terrorism insurance, however, the Loan
                    MSKP Murdock, LLC; MSKP Casselberry     Agreement caps the annual terrorism insurance premium for
                    Exchange, LLC; MSKP Orlando Square,     each property at $150,000. If the Mortgagor cannot obtain
                    LLC; and MSKP Ramblewood Square, LLC    a "full replacement cost" terrorism insurance policy for
                    (each individually, and collectively,   any Property for $150,000 or less, then it is only
                    the "LOAN A BORROWER")                  required to maintain a policy for the greatest amount as
                                                            can be obtained for $150,000.
----------------------------------------------------------------------------------------------------------------------
                    MSKP Plaza Del Mar, LLC and MSKP Galt   The loan documents do not contain any provision that
                    Ocean, LLC (each individually, and      expressly excuses the related Mortgagor from maintaining
                    collectively, the "LOAN B BORROWER")    terrorism insurance, however, the Loan Agreement caps
                                                            the annual terrorism insurance premium for each property
                                                            at $150,000. If the Mortgagor cannot obtain a "full
                                                            replacement cost" terrorism insurance policy for any
                                                            Property for $150,000 or less, then it is only required
                                                            to maintain a policy for the greatest amount as can be
                                                            obtained for $150,000
----------------------------------------------------------------------------------------------------------------------
                    9600 Brookpark                          The casualty insurance covering the Property has 100%
                                                            coinsurance, and does not have an agreed amount
                                                            endorsement. The coinsurance is mitigated by the
                                                            extended recovery endorsement, that provides for a
                                                            guaranteed replacement cost for the building; if the
                                                            building is not repaired or replaced the policy will pay
                                                            for the cost to demolish, clear the site, and the amount
                                                            that would be spent to replace the building with like
                                                            kind and quality.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 21 - NO EQUITY INTEREST, EQUITY PARTICIPATION OR CONTINGENT
INTEREST

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    Lenders have a $1,000,000,000 indirect equity investment
                                                            in the Borrower.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 22 - LEGAL PROCEEDINGS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    Tishman Speyer Properties, which is one of the sponsors
                                                            of the Loan, is subject to two class-action lawsuits
                                                            filed by the tenants of the Property (the "Lawsuit").
                                                            To the Seller's knowledge, as of the date that the
                                                            Mortgage Loan was originated, neither the borrowers nor
                                                            the sponsors are subject to any other litigation that
                                                            could have a material and adverse effect on the
                                                            Mortgaged Property, although there are numerous tenant
                                                            lawsuits against the Borrower.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 23 - OTHER MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.

                                                            At any time during the period commencing on the due date
                                                            in November 2011 and ending on the due date in May 2013,
                                                            Borrower has the one-time right to obtain additional
                                                            pari passu mortgage financing and/or subordinate
                                                            mezzanine financing, in the aggregate amount of
                                                            $300,000,000, subject to certain terms and conditions
                                                            set forth in the loan documents.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 26 - LICENSES AND PERMITS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Trabuco Hills Shops                     Borrower has a post-closing obligation to obtain a
                                                            certificate of occupancy for the space at the Property
                                                            that is leased to La Famiglia Restaurant.
----------------------------------------------------------------------------------------------------------------------
                    72 Moody's Court                        No certificate of occupancy exists for the tenant
                                                            occupying the entire property. The property has been
                                                            operating for several years without the certificate of
                                                            occupancy. The loan is fully recourse to the guarantors
                                                            until the required certificate occupancy is received by
                                                            the lender.
----------------------------------------------------------------------------------------------------------------------
                    208-212 South Beverly Drive             No certificate of occupancy is of record as the building
                                                            construction (1940s) predates the city's requirement for
                                                            a certificate of occupancy. In addition, the city has
                                                            confirmed that a certificate of occupancy is not
                                                            required for an existing building unless a special use
                                                            is being made of the building.
----------------------------------------------------------------------------------------------------------------------
                    Norcross Industrial Portfolio           With respect to the Individual Property located at 2990
                                                            Gateway Drive, Borrower is obligated to deliver evidence
                                                            to Lender (post closing) that the expired building
                                                            permit is properly closed out and any violation is
                                                            removed of record. Any losses Lender suffers as a
                                                            result of Borrower's failure to comply with the post
                                                            closing obligation will result in recourse liability to
                                                            Borrower and Guarantor.
----------------------------------------------------------------------------------------------------------------------
                    Virginia Beach Portfolio                Due to the Virginia Beach municipality's lack of
                                                            cooperation and unresponsiveness, the Mortgagor was
                                                            unable to deliver to Lender all certificates of
                                                            occupancy for the Property. In the Loan Agreement,
                                                            Borrower represents and warrants that all certificates
                                                            of completion or occupancy required for the legal use,
                                                            occupancy and operation of the Property have been
                                                            obtained and are valid and in full force and effect.
                                                            The Mortgagor agreed to be personally liable for any
                                                            losses incurred by Lender as a result of the Mortgagor's
                                                            failure to obtain all certificates of occupancy for the
                                                            Property,
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            which liability is personally guaranteed by the guarantor.
                                                            In addition, the Mortgagor entered into a post-closing
                                                            agreement, pursuant to which the Mortgagor shall use its
                                                            best efforts to obtain all of the certificates of
                                                            occupancy and deliver them to the Lender.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 28 - RELEASES OF MORTGAGED PROPERTIES

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Radisson Milwaukee North Shore          The loan documents permit a out parcel release for no
                                                            value subject to satisfaction of the conditions set
                                                            forth in the loan agreement.
----------------------------------------------------------------------------------------------------------------------
                    MSKP River Bridge, LLC; MSKP Springs    Substitution of properties is permitted without
                    Plaza, LLC; MSKP Oak Grove, LLC; MSKP   obtaining a rating agency confirmation that such
                    Gateway, LLC; MSKP Murdock, LLC; MSKP   substitution will not result in a qualification,
                    Casselberry Exchange, LLC; MSKP         downgrade or withdrawal of any of its then current
                    Orlando Square, LLC; and MSKP           ratings of certificates.
                    Ramblewood Square, LLC (each
                    individually, and collectively, the
                    "Loan A Borrower")
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The Mortgage Loan permits the release of certain
                                                            development rights consisting of approximately 700,000
                                                            square feet of so called "excess development floor area
                                                            ratio" associated with the mortgaged real property from
                                                            the lien of the related mortgage and the other
                                                            applicable loan documents upon satisfaction of certain
                                                            conditions, including, without limitation, the payment
                                                            of an amount equal to the greater of (1) the disposition
                                                            proceeds related to such rights that are the subject of
                                                            the sale, exchange, transfer, assignment or other
                                                            disposition and (2) $225.00 per square foot of rights
                                                            being released. Any such release of development rights
                                                            prior to the defeasance lockout period must be
                                                            accompanied by the applicable yield maintenance premium.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            Furthermore, any disposition paid after the permitted
                                                            defeasance date will be allocated pro rata between the
                                                            Peter Cooper Village and Stuyvesant Town Loan
                                                            Combination and each of the related mezzanine loans.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 29 - DEFEASANCE

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Amerihost Inn & Suites                  The loan documents permit the borrower to prepay through
                                                            defeasance or by paying a yield maintenance payment.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 34 - DUE-ON-SALE

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    1001 Frontier                           The direct interests in the related borrower have been
                                                            or may be pledged as security for mezzanine financing,
                                                            subject to an intercreditor agreement. In addition,
                                                            direct and/or indirect transfers of interests in the
                                                            related Borrower are permitted upon notice to, but
                                                            without approval or consent from, the Lender, so long as
                                                            Fortis Property Group, LLC shall (A) continue to
                                                            Control, directly or indirectly, the Borrower and the
                                                            related Mortgaged Property, (B) continue to own no less
                                                            than twenty-five percent (25%) of the direct and/or
                                                            indirect interests in Borrower, and (C) at all times, be
                                                            owned by, and under the Control of, Guarantor, Jonathan
                                                            Landau, an individual, and Terrence Storey, an
                                                            individual.
----------------------------------------------------------------------------------------------------------------------
                    Creekview Apartments                    Indirect equity transfers in excess of 49% of the equity
                                                            interest in Borrower are permitted so long as (i) there
                                                            is no change in Control (managerially) of the Borrower,
                                                            Guarantor, or the Property, (ii) Borrower remains an
                                                            SPE, (iii) Lender receives at least 30 days prior
                                                            written notice, and (iv) Lender receives acceptable
                                                            searches on any transferee who will hold a 20% or
                                                            greater interest in Borrower.
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                    Dover Center at Cool Springs            Multiple borrowers did not exist at closing however the
                                                            loan documents permit transfers to multiple borrowers as
                                                            tenants in common. Lender to confirm if transfers to
                                                            tenants in common have occurred subsequent to the date
                                                            the loans were closed.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan documents permit the transfer
                                                            of certain direct or indirect interests in the
                                                            Mortgagor, subject to certain conditions set forth in
                                                            the related Mortgage Loan documents.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 35 - SINGLE PURPOSE ENTITY

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    The borrower and, as applicable, the assets of the
                                                            borrower's general partner may be included in a
                                                            consolidated financial statement of their affiliates
                                                            provided that (i) appropriate notation shall be made on
                                                            such consolidated financial statements to indicate the
                                                            separateness of the borrower and general partner from
                                                            such affiliate and to indicate that the borrower's and
                                                            general partner's assets and credit are not available to
                                                            satisfy the debts and other obligations of such
                                                            affiliate or any other person, except with respect to
                                                            the other the borrower and (ii) the assets of Borrower
                                                            and general partner shall also be listed on its own
                                                            separate balance sheet and Borrower and, if applicable,
                                                            general partner have, if required by applicable law,
                                                            filed and will, if required by applicable law, file its
                                                            own tax returns and pay any taxes required to be paid
                                                            under applicable law.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 36 - WHOLE LOAN

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 37 - TAX PARCELS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    ARROWHEAD PHYSICIANS PLAZA              Mortgaged property is not its own tax parcel; the
                                                            property is ground leased to borrower, and the mortgaged
                                                            property is part of a larger tax parcel which is wholly
                                                            owned by ground lessor.
----------------------------------------------------------------------------------------------------------------------
                    1001 Frontier                           The related Mortgaged Property is part of a condominium
                                                            regime. A portion of the tax parcel of which the
                                                            related Mortgaged Property is a part may consist of the
                                                            condominium common elements and/or a portion of the land
                                                            under another condominium unit. The related Borrower
                                                            has covenanted to cause the related Mortgaged Property
                                                            (i.e., the condominium unit) to be assessed separately
                                                            from the common elements and any portion of any other
                                                            unit. Until this is accomplished, the related Borrower
                                                            is obligated to pay and escrow for taxes on the full tax
                                                            parcel, regardless of whether it includes property which
                                                            is not owned by the related Borrower.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 39 - SECURITY INTERESTS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    9600 Brookpark                          The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (A/B)
                                                            structure comprised of two mortgage loans, each of which
                                                            is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The B-Note loan will
                                                            not be part of the Trust Fund.

                                                            The security interests created by the related UCC
                                                            financing statement are for the benefit of the holder of
                                                            the Mortgage Loan that will be included in the trust and
                                                            the holders of the mortgage loans that will not be
                                                            included in the trust.

----------------------------------------------------------------------------------------------------------------------
                    Stuyvesant Town/Peter Cooper Village    The related Mortgage Loan that will be included in the
                                                            trust is a senior loan in a multiple loan (pari passu)
                                                            structure comprised of six  mortgage loans, each of
                                                            which is secured by the same mortgage instrument and is
                                                            cross-defaulted with the other. The other five pari
                                                            passu  loans will not be part of the Trust Fund.

                                                            The security interests created by the related UCC
                                                            financing statement are for the benefit of the holder of
                                                            the Mortgage Loan that will be included in the trust and
                                                            the holders of the mortgage loans that will not be
                                                            included in the trust.

----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # - 43 - RECOURSE

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    The Mortgage Loan is recourse to the borrower's
                                                            guarantors only for losses incurred or suffered by the
                                                            lender arising out of, (a) any proceeding, action,
                                                            petition or filing under the Bankruptcy Code, or any
                                                            similar state or federal
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                                                            law now or hereafter in effect relating to bankruptcy,
                                                            reorganization or insolvency, or the arrangement or
                                                            adjustment of debts which is filed by the borrower, or
                                                            (b) the borrower filing an answer consenting to or
                                                            otherwise acquiescing in or joining in any involuntary
                                                            petition or filing against the borrower by any other
                                                            Person under the Bankruptcy Code or any similar state or
                                                            federal law now or hereafter in effect relating to
                                                            bankruptcy, reorganization or insolvency, or (c) the
                                                            borrower instituting any proceeding for its dissolution
                                                            or liquidation. The Mortgage Loan is recourse against the
                                                            borrower only if the borrower violates the loan
                                                            agreement's environmental requirements or declares
                                                            bankruptcy or a similar insolvency action.
----------------------------------------------------------------------------------------------------------------------

REPRESENTATION # 50 - ORIGINATION OF THE MORTGAGE LOANS

----------------------------------------------------------------------------------------------------------------------
LOAN NUMBER         LOAN NAME                               DESCRIPTION OF EXCEPTION
----------------------------------------------------------------------------------------------------------------------

                    Stuyvesant Town/Peter Cooper Village    The Loan was jointly originated by Wachovia Bank and
                                                            Merrill Lynch.
----------------------------------------------------------------------------------------------------------------------

                             ANNEX B (TO SCHEDULE I)

MORTGAGED PROPERTIES AS TO WHICH THE ONLY ENVIRONMENTAL INVESTIGATIONS CONDUCTED
    IN CONNECTION WITH THE ORIGINATION OF THE RELATED MORTGAGE LOAN WERE WITH
         RESPECT TO ASBESTOS-CONTAINING MATERIALS AND LEAD-BASED PAINT.

                               (REPRESENTATION 12)

None.

                             ANNEX C (TO SCHEDULE I)

                   MORTGAGE LOANS COVERED BY SECURED CREDITOR
                        ENVIRONMENTAL INSURANCE POLICIES

                           (REPRESENTATIONS 12 AND 49)

NONE

                                   SCHEDULE II

                             MORTGAGE LOAN SCHEDULE

                                                                                                PROPERTY
LOAN #   LOAN GROUP   PROPERTY NAME                              LOAN / PROPERTY   ORIGINATOR   TYPE
------------------------------------------------------------------------------------------------------------

  1          1        MSKP Retail Portfolio - A                  Loan              MLML         Retail
 1.01        1        Riverbridge                                Property          MLML         Retail
 1.02        1        Orlando Square                             Property          MLML         Retail
 1.03        1        Oak Grove                                  Property          MLML         Retail
 1.04        1        Ramblewood Square                          Property          MLML         Retail
 1.05        1        Gateway Plaza                              Property          MLML         Retail
 1.06        1        Murdock Carrousel                          Property          MLML         Retail
 1.07        1        Casselberry Exchange                       Property          MLML         Retail
 1.08        1        Springs Plaza                              Property          MLML         Retail
  2          2        Peter Cooper Village and Stuyvesant Town   Loan              MLML         Multifamily
 2.01        2        Stuyvesant Town                            Property          MLML         Multifamily
 2.02        2        Peter Cooper Village                       Property          MLML         Multifamily
  3          1        Westfield Southpark                        Loan              MLML         Retail
  5          1        International Place                        Loan              MLML         Office
  7          1        MSKP Retail Portfolio - B                  Loan              MLML         Retail
 7.01        1        Plaza Del Mar                              Property          MLML         Retail
 7.02        1        Galt Ocean Marketplace                     Property          MLML         Retail
  8          1        Spring Valley Marketplace                  Loan              MLML         Retail
  10         1        5200 West Century                          Loan              MLML         Office
  11         1        1001 Frontier                              Loan              MLML         Office
  17         1        All-Space Self Storage Portfolio           Loan              MLML         Self Storage
17.01        1        All-Space Huntington Beach                 Property          MLML         Self Storage
17.02        1        All-Space Costa Mesa                       Property          MLML         Self Storage
17.03        1        All-Space San Marcos                       Property          MLML         Self Storage
17.04        1        All-Space Garden Grove                     Property          MLML         Self Storage
  18         1        Dover Center at Cool Springs               Loan              MLML         Office
  20         1        777 East 12th Street                       Loan              MLML         Retail
  23         1        Plaza Del Sol                              Loan              MLML         Retail
  24         1        Grand Blanc Town Center                    Loan              MLML         Retail
  25         1        SFG Portfolio                              Loan              MLML         Various
25.01        1        FiServ/Trinity Health Building             Property          MLML         Office
25.02        1        6930 Gettysburg Pike                       Property          MLML         Industrial
25.03        1        Fort Wayne Neurological Center             Property          MLML         Office
25.04        1        6932 Gettysburg Pike                       Property          MLML         Industrial
  27         1        Fairfield Commons                          Loan              MLML         Retail
  30         1        Strawbridge Marketplace                    Loan              MLML         Retail
  32         1        Wingate Inn, Chantilly                     Loan              MLML         Hospitality
  33         1        Palms to Pines Shopping Complex            Loan              MLML         Retail
  34         2        Renaissance at Norman Apartments           Loan              MLML         Multifamily
  35         1        6101 Yellowstone Road                      Loan              MLML         Office
  36         1        Food for Less - Fullerton                  Loan              MLML         Retail
  37         1        Riverchase Medical Suites                  Loan              MLML         Office
  38         1        Trabuco Hills Center II                    Loan              MLML         Retail
  39         1        Fiesta Mercado Shopping Center             Loan              MLML         Retail
  40         1        Food for Less - Stanton                    Loan              MLML         Retail
  42         1        Arrowhead Physicians Plaza                 Loan              MLML         Office
  43         2        Spanish Point Apartments                   Loan              MLML         Multifamily
  44         1        Maryvale Plaza                             Loan              MLML         Retail
  46         1        East Port Center                           Loan              MLML         Industrial
  51         1        Alside Distribution Center                 Loan              MLML         Industrial
  53         1        Rite Aid Portfolio - Fredricksburg         Loan              MLML         Retail
53.01        1        Rite Aid - Stafford                        Property          MLML         Retail
53.02        1        Rite Aid - Spotsylvania                    Property          MLML         Retail
  55         1        Trabuco Hills Center I                     Loan              MLML         Retail
  56         1        Village at West Main                       Loan              MLML         Mixed Use
  59         1        3311 Broadway Northeast                    Loan              MLML         Industrial
  62         1        Grand Creek Plaza                          Loan              MLML         Mixed Use
  64         1        Cheyenne Business Center                   Loan              MLML         Office
  66         1        340 East 2nd Street                        Loan              MLML         Office
  67         1        Radisson Milwaukee North Shore             Loan              MLML         Hospitality
  68         1        Amerihost Inn & Suites                     Loan              MLML         Hospitality
  69         1        Michigan Road Shoppes                      Loan              MLML         Retail
  71         1        Shoppes at Jefferson City                  Loan              MLML         Retail
  73         1        4097 Jericho East                          Loan              MLML         Retail
  79         1        Topeka Plaza                               Loan              MLML         Retail
  80         1        Water Street Office                        Loan              MLML         Office
  82         1        Coldstream Office                          Loan              MLML         Office
  83         1        Virginia Beach Retail Portfolio            Loan              MLML         Retail
83.01        1        Kemps Corner                               Property          MLML         Retail
83.02        1        Mill Dam                                   Property          MLML         Retail
  84         2        Creekview Apartments                       Loan              MLML         Multifamily
  85         1        Hampton Inn - Elgin                        Loan              MLML         Hospitality
  86         1        Downey Retail                              Loan              MLML         Retail
  87         1        Riverside Corporate Center                 Loan              MLML         Industrial
  89         1        9600 Brookpark Road                        Loan              MLML         Retail
  91         1        Blossom Centre                             Loan              MLML         Retail
  92         2        Luella Crossing                            Loan              MLML         Multifamily
  93         1        Hanson Commons I & II                      Loan              MLML         Retail
  94         1        Weldon Parkway                             Loan              MLML         Industrial
  95         1        Springfield Office                         Loan              MLML         Office
  96         1        72 Moody Court                             Loan              MLML         Office
 102         1        CVS - Dade City                            Loan              MLML         Retail
 106         2        Garden Quarter II                          Loan              MLML         Multifamily
 110         1        Trabuco Hills Shops                        Loan              MLML         Retail
 111         1        208-212 South Beverly Drive                Loan              MLML         Mixed Use
 113         1        Staples Waterville Maine                   Loan              MLML         Retail
 114         1        Lakewood Plaza                             Loan              MLML         Retail
 115         1        Kings Ridge Village                        Loan              MLML         Retail
 118         1        Madison Business Park                      Loan              MLML         Industrial
 120         1        Norco Gateway Center                       Loan              MLML         Retail
 125         1        Eagle Bend Marketplace                     Loan              MLML         Retail
 145         1        Elizabeth City Crossing Phase II           Loan              MLML         Retail

LOAN #   STREET ADDRESS                                                                             CITY
---------------------------------------------------------------------------------------------------------------------

  1      Various                                                                                    Various
 1.01    6702-6864 Forest Hill Boulevard                                                            Greenacres
 1.02    1728 West Sand Lake Road                                                                   Orlando
 1.03    995 State Road 434 North                                                                   Altamonte Springs
 1.04    1201-1327 North University Drive                                                           Coral Springs
 1.05    101 Towne Center Boulevard                                                                 Sanford
 1.06    1900-2000 Tamiami Trail                                                                    Port Charlotte
 1.07    5803 South U.S. Highway 17/92                                                              Casselberry
 1.08    1873-2401 West State Road 434 and 125-165 Wekiva Springs Road                              Longwood
  2      110 Building Development Between 1st Avenue & Avenue C, Between 14th & East 23rd Streets   New York
 2.01                                                                                               New York
 2.02                                                                                               New York
  3      500 Southpark Center                                                                       Strongsville
  5      1735 North Lynn Street                                                                     Arlington
  7      Various                                                                                    Various
 7.01    264 East Ocean Avenue                                                                      Manalapan
 7.02    3700 North Ocean Boulevard                                                                 Fort Lauderdale
  8      1-46 Spring Valley Marketplace                                                             Spring Valley
  10     5200 West Century Boulevard                                                                Los Angeles
  11     1001 Frontier Road                                                                         Bridgewater
  17     Various                                                                                    Various
17.01    8564 Hamilton Avenue                                                                       Huntington Beach
17.02    1535 Newport Boulevard                                                                     Costa Mesa
17.03    1410-1450 Grand Avenue                                                                     San Marcos
17.04    11382 Trask Avenue                                                                         Garden Grove
  18     113 & 117 Seaboard Lane                                                                    Franklin
  20     777 East 12th Street                                                                       Los Angeles
  23     10950, 10960 & 10970 Sherman Way                                                           Burbank
  24     6301-6335 Dort Highway and 6170-6300 Saginaw Road                                          Grand Blanc
  25     Various                                                                                    Various
25.01    3575 Moreau Court                                                                          South Bend
25.02    6930 Gettysburg Pike                                                                       Fort Wayne
25.03    2622 Lake Avenue                                                                           Fort Wayne
25.04    6932 Gettysburg Pike                                                                       Fort Wayne
  27     88-98 North Wadsworth Boulevard                                                            Lakewood
  30     2129 General Booth Boulevard                                                               Virginia Beach
  32     3940 Centerview Drive                                                                      Chantilly
  33     72655-72705 Highway 111                                                                    Palm Desert
  34     1600 Ann Branden Boulevard                                                                 Norman
  35     6101 Yellowstone Road                                                                      Cheyenne
  36     914 West Orangethorpe Avenue                                                               Fullerton
  37     2550 Flowood Drive                                                                         Flowood
  38     27805 - 27855 Santa Margarita Parkway                                                      Mission Viejo
  39     10600-10760 North Loop Drive                                                               Socorro
  40     7910 Katella Avenue                                                                        Stanton
  42     18699 North 67th Avenue                                                                    Glendale
  43     4121 Harvest Hill Road                                                                     Dallas
  44     5101-5251 West Indian School Road                                                          Phoenix
  46     1881-1887 State Road 84                                                                    Fort Lauderdale
  51     7550 East 30th Street                                                                      Yuma
  53     Various                                                                                    Fredericksburg
53.01    1095 International Parkway                                                                 Fredericksburg
53.02    10100 Jefferson Davis Highway                                                              Fredericksburg
  55     27785, 27845 and 27865 Santa Margarita Parkway                                             Mission Viejo
  56     840 West Main Street                                                                       Lansdale
  59     3311 Broadway Street Northeast                                                             Minneapolis
  62     150 North Grand Avenue                                                                     West Covina
  64     1510 East Pershing Boulevard                                                               Cheyenne
  66     340 East 2nd Street                                                                        Los Angeles
  67     7065 North Port Washington Road                                                            Glendale
  68     1624 West Pine Street                                                                      Pinedale
  69     86th Street and Michigan Road                                                              Indianapolis
  71     3225 Missouri Boulevard                                                                    Jefferson City
  73     4097 Jericho Turnpike                                                                      East Northport
  79     18955-18973 Ventura Boulevard                                                              Tarzana
  80     303 Water Street                                                                           Henderson
  82     1501-1525 Bull Lea Road                                                                    Lexington
  83     Various                                                                                    Virginia Beach
83.01    5300 Kempsriver Drive                                                                      Virginia Beach
83.02    1423-1427 North Great Neck Road                                                            Virginia Beach
  84     700 South Highway 1417                                                                     Sherman
  85     405 Airport Road                                                                           Elgin
  86     9400 Firestone Boulevard                                                                   Downey
  87     1369-1371 Brass Mill Road                                                                  Belcamp
  89     9600 Brookpark Road                                                                        Brooklyn
  91     100 Blossom Centre Boulevard                                                               Willard
  92     1200 Elmwood Drive                                                                         Terre Haute
  93     1573-1574 154th Avenue Northwest                                                           Andover
  94     149-155 Weldon Parkway                                                                     Maryland Heights
  95     2900 South National Avenue                                                                 Springfield
  96     72 Moody Court                                                                             Thousand Oaks
 102     12504 South US Highway 301                                                                 Dade City
 106     1200 Elmwood Drive                                                                         Terre Haute
 110     27755 and 27775 Santa Margarita Parkway                                                    Mission Viejo
 111     208-212 South Beverly Drive                                                                Beverly Hills
 113     40 Waterville Commons Drive                                                                Waterville
 114     4211 Tamiami Trail East                                                                    Naples
 115     4279 South U.S. Highway 27                                                                 Clermont
 118     26765 & 26793 Madison Avenue                                                               Murrieta
 120     1540 Hamner Avenue                                                                         Norco
 125     22651, 22691 & 22775 East Aurora Parkway                                                   Aurora
 145     683 South Hughes Boulevard                                                                 Elizabeth City

                                                      CUT-OFF DATE      ORIGINAL    MONTHLY P&I DEBT   ANNUAL P&I DEBT   INTEREST
LOAN #   COUNTY                STATE     ZIP CODE      BALANCE ($)    BALANCE ($)      SERVICE ($)       SERVICE ($)      RATE %
---------------------------------------------------------------------------------------------------------------------------------

  1      Various               FL      Various         223,400,000    223,400,000       1,059,908.89     12,718,906.68    5.6000
 1.01    Palm Beach            FL      33413            53,000,000     53,000,000
 1.02    Orange                FL      32809            38,750,000     38,750,000
 1.03    Seminole              FL      32714            24,000,000     24,000,000
 1.04    Broward               FL      33071            23,750,000     23,750,000
 1.05    Seminole              FL      32771            23,750,000     23,750,000
 1.06    Charlotte             FL      33948            23,200,000     23,200,000
 1.07    Seminole              FL      32707            19,750,000     19,750,000
 1.08    Seminole              FL      32779            17,200,000     17,200,000
  2      New York              NY      10009, 10010    202,272,727    202,272,727       1,102,594.26     13,231,131.12    6.4340
 2.01    New York              NY      10009, 10010    156,475,129    156,475,129
 2.02    New York              NY      10009, 10010     45,797,599     45,797,599
  3      Cuyahoga              OH      44136           150,000,000    150,000,000         686,440.63      8,237,287.56    5.4015
  5      Arlington             VA      22209            72,000,000     72,000,000         329,674.50      3,956,094.00    5.4045
  7      Various               FL      Various          59,400,000     59,400,000         278,493.52      3,341,922.24    5.5339
 7.01    Palm Beach            FL      33462            31,450,000     31,450,000
 7.02    Broward               FL      33308            27,950,000     27,950,000
  8      Rockland              NY      10977            46,800,000     46,800,000         254,736.94      3,056,843.28    5.6110
  10     Los Angeles           CA      90045            40,000,000     40,000,000         189,574.44      2,274,893.28    5.5940
  11     Somerset              NJ      8807             37,950,000     37,950,000         179,807.31      2,157,687.72    5.5924
  17     Various               CA      Various          26,975,534     27,000,000         155,921.94      1,871,063.28    5.6540
17.01    Orange                CA      92646            11,022,997     11,032,995
17.02    Orange                CA      92627             7,668,172      7,675,127
17.03    San Diego             CA      92078             5,819,595      5,824,873
17.04    Orange                CA      92843             2,464,770      2,467,005
  18     Williamson            TN      37067            26,000,000     26,000,000         156,083.78      1,873,005.36    6.0120
  20     Los Angeles           CA      90021            22,600,000     22,600,000         126,187.42      1,514,249.04    5.3490
  23     Los Angeles           CA      91505            19,700,000     19,700,000         115,602.89      1,387,234.68    5.8010
  24     Genesee               MI      48439            19,000,000     19,000,000          88,534.72      1,062,416.64    5.5000
  25     Various               IN      Various          19,000,000     19,000,000         108,620.16      1,303,441.92    5.5620
25.01    St Joseph             IN      46628             9,800,000      9,800,000
25.02    Allen                 IN      46804             3,800,000      3,800,000
25.03    Allen                 IN      46805             3,700,000      3,700,000
25.04    Allen                 IN      46804             1,700,000      1,700,000
  27     Jefferson             CO      80226            18,000,000     18,000,000          99,379.45      1,192,553.40    5.7290
  30     Virginia Beach City   VA      23454            16,400,000     16,400,000          81,240.82        974,889.84    5.8470
  32     Fairfax               VA      20151            15,500,000     15,500,000          90,011.18      1,080,134.16    5.7050
  33     Riverside             CA      92260            14,000,000     14,000,000          67,039.00        804,468.00    5.6520
  34     Cleveland             OK      73071            13,585,000     13,585,000          76,072.09        912,865.08    5.3750
  35     Laramie               WY      82009            13,149,159     13,200,000          79,047.34        948,568.08    5.9890
  36     Orange                CA      92832            13,079,995     13,100,000          76,178.63        914,143.56    6.1680
  37     Rankin                MS      39232            13,050,000     13,050,000          76,554.65        918,655.80    5.7980
  38     Orange                CA      92691            13,000,000     13,000,000          62,779.17        753,350.04    5.7000
  39     El Paso               TX      79927            12,773,127     12,800,000          78,292.23        939,506.76    6.1875
  40     Orange                CA      90680            12,081,523     12,100,000          70,363.46        844,361.52    6.1680
  42     Maricopa              AZ      85308            11,900,000     11,900,000          60,622.73        727,472.76    6.0130
  43     Dallas                TX      75244            11,200,000     11,200,000          65,004.85        780,058.20    5.7000
  44     Maricopa              AZ      85031            11,140,000     11,140,000          55,590.15        667,081.80    5.8900
  46     Broward               FL      33315            10,500,000     10,500,000          62,104.75        745,257.00    5.8740
  51     Yuma                  AZ      85365             9,800,000      9,800,000          58,378.45        700,541.40    5.9400
  53     Various               VA      Various           9,528,292      9,550,000          55,428.24        665,138.88    5.7000
53.01    Stafford              VA      22406             5,138,294      5,150,000
53.02    Spotsylvania          VA      22407             4,389,998      4,400,000
  55     Orange                CA      92691             9,300,000      9,300,000          44,911.25        538,935.00    5.7000
  56     Montgomery            PA      19446             9,200,000      9,200,000          54,139.57        649,674.84    5.8270
  59     Hennepin              MN      55413             8,422,678      8,430,000          49,570.70        594,848.40    5.8200
  62     Los Angeles           CA      91791             8,000,000      8,000,000          45,538.63        546,463.56    5.5230
  64     Laramie               WY      82001             7,943,497      7,950,000          47,920.13        575,041.56    6.0500
  66     Los Angeles           CA      90012             7,700,000      7,700,000          43,830.93        525,971.16    5.5230
  67     Milwaukee             WI      53217             7,593,482      7,600,000          44,927.73        539,132.76    5.8690
  68     Sublette              WY      82941             7,583,686      7,600,000          45,815.33        549,783.96    6.0510
  69     Marion                IN      46268             7,500,000      7,500,000          44,255.15        531,061.80    5.8520
  71     Cole                  MO      65109             7,200,000      7,200,000          39,242.50        470,910.00    5.6220
  73     Suffolk               NY      11731             6,995,625      7,000,000          37,793.17        453,518.04    5.5440
  79     Los Angeles           CA      91356             6,300,000      6,300,000          34,486.85        413,842.20    5.6580
  80     Clark                 NV      89015             6,180,022      6,200,000          35,690.70        428,288.40    5.6250
  82     Fayette               KY      40511             5,950,000      5,950,000          34,919.38        419,032.56    5.8020
  83     Virginia Beach City   VA      Various           5,800,000      5,800,000          33,564.05        402,768.60    5.6730
83.01    Virginia Beach City   VA      23464             3,600,000      3,600,000
83.02    Virginia Beach City   VA      23454             2,200,000      2,200,000
  84     Grayson               TX      75092             5,650,000      5,650,000          33,196.53        398,358.36    5.8125
  85     Kane                  IL      60123             5,400,000      5,400,000          31,420.37        377,044.44    5.7230
  86     Los Angeles           CA      90241             5,400,000      5,400,000          31,215.12        374,581.44    5.6630
  87     Harford               MD      21017             5,395,553      5,400,000          32,459.10        389,509.20    6.0240
  89     Cuyahoga              OH      44129             5,150,000      5,150,000          33,118.59        397,423.08    5.9800
  91     Huron                 OH      44890             5,000,000      5,000,000          29,375.87        352,510.44    5.8120
  92     Vigo                  IN      47802             5,000,000      5,000,000          28,798.61        345,583.32    5.6300
  93     Anoka                 MN      55304             4,955,699      4,960,000          29,188.29        350,259.48    5.8270
  94     Saint Louis           MO      63043             4,842,399      4,850,000          27,748.72        332,984.64    6.0290
  95     Greene                MO      65804             4,740,224      4,750,000          29,432.18        353,186.16    6.3100
  96     Ventura               CA      91360             4,700,000      4,700,000          26,990.72        323,888.64    5.7820
 102     Pasco                 FL      33525             4,050,000      4,050,000          23,786.71        285,440.52    5.8090
 106     Vigo                  IN      47802             4,000,000      4,000,000          23,033.83        276,405.96    5.6280
 110     Orange                CA      92691             3,950,000      3,950,000          18,881.11        226,573.32    5.6420
 111     Los Angeles           CA      90212             3,897,683      3,900,000          21,449.56        257,394.72    5.6970
 113     Kennebec              ME      4901              3,647,867      3,650,000          20,193.09        242,317.08    5.7460
 114     Collier               FL      34112             3,207,339      3,210,000          19,245.57        230,946.84    6.0000
 115     Lake                  FL      34711             3,197,229      3,200,000          18,841.36        226,096.32    5.8320
 118     Riverside             CA      92562             3,185,000      3,185,000          15,979.94        191,759.28    5.9220
 120     Riverside             CA      92860             3,000,000      3,000,000          17,356.92        208,283.04    5.6710
 125     Arapahoe              CO      80016             2,694,068      2,700,000          16,030.24        192,362.88    5.9090
 145     Pasquotank            NC      27909               674,461        675,000           4,108.79         49,305.48    6.1420

                                                            NET                           MONTHLY
            PRIMARY         MASTER       SUB SERVICIN    MORTGAGE                         PAYMENT                MATURITY/   AMORT
LOAN #   SERVICING FEE   SERVICING FEE     FEE RATE       RATE %    ACCRUAL TYPE   TERM    DATE     REM. TERM    ARD DATE    TERM
----------------------------------------------------------------------------------------------------------------------------------

  1              0.010           0.010                   5.57910    Actual/360     120       8         119       3/8/2017      0
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
  2                              0.010         0.0100    6.41310    Actual/360     120       8         116      12/8/2016      0
 2.01
 2.02
  3              0.010           0.010                   5.38060    Actual/360     120       8         119       3/8/2017      0
  5              0.010           0.010                   5.38360    Actual/360      60       8         58        2/8/2012      0
  7              0.010           0.010                   5.51298    Actual/360      60       8         59        3/8/2012      0
 7.01
 7.02
  8              0.010           0.010                   5.59010    Actual/360     120       8         119       3/8/2017     420
  10             0.010           0.010                   5.57310    Actual/360     120       8         117       1/8/2017      0
  11             0.010           0.010                   5.57150    Actual/360     120       8         119       3/8/2017      0
  17             0.010           0.010                   5.63310    Actual/360     120       8         119       3/8/2017     360
17.01
17.02
17.03
17.04
  18             0.010           0.010                   5.99110    Actual/360     120       1         113       9/1/2016     360
  20             0.010           0.010                   5.32810    Actual/360     120       8         118       2/8/2017     360
  23                             0.010         0.0900    5.70010    Actual/360     120       8         118       2/8/2017     360
  24                             0.010         0.0140    5.47510    Actual/360     120       8         118       2/8/2017      0
  25             0.010           0.010                   5.54110    Actual/360     120       8         120       4/8/2017     360
25.01
25.02
25.03
25.04
  27             0.010           0.010                   5.70810    Actual/360     120       8         119       3/8/2017     420
  30                             0.010         0.0800    5.75610    Actual/360     120       8         119       3/8/2017      0
  32             0.010           0.010                   5.68410    Actual/360     120       8         120       4/8/2017     360
  33             0.010           0.010                   5.63110    Actual/360     120       8         119       3/8/2017      0
  34                             0.010         0.0100    5.35410    Actual/360      60       1         38        6/1/2010     360
  35             0.010           0.010                   5.96810    Actual/360     120       1         116      12/1/2016     360
  36             0.010           0.010                   6.14710    Actual/360     120       8         118       2/8/2017     420
  37             0.010           0.010                   5.77710    Actual/360     120       8         120       4/8/2017     360
  38             0.010           0.010                   5.67910    Actual/360     120       8         116      12/8/2016      0
  39             0.010           0.010                   6.16660    Actual/360     120       8         118       2/8/2017     360
  40             0.010           0.010                   6.14710    Actual/360     120       8         118       2/8/2017     420
  42             0.010           0.010                   5.99210    Actual/360     120       8         119       3/8/2017      0
  43             0.010           0.010                   5.67910    Actual/360     120       8         118       2/8/2017     360
  44             0.010           0.010                   5.86910    Actual/360     120       8         120       4/8/2017      0
  46             0.010           0.010                   5.85310    Actual/360     120       8         118       2/8/2017     360
  51             0.010           0.010                   5.91910    Actual/360     120       8         120       4/8/2017     360
  53                             0.010         0.0500    5.63910    Actual/360     120       8         118       2/8/2017     360
53.01
53.02
  55             0.010           0.010                   5.67910    Actual/360     120       8         116      12/8/2016      0
  56             0.010           0.010                   5.80610    Actual/360     120       8         119       3/8/2017     360
  59             0.010           0.010                   5.79910    Actual/360      84       8         83        3/8/2014     360
  62             0.010           0.010                   5.50210    Actual/360     120       8         118       2/8/2017     360
  64             0.010           0.010                   6.02910    Actual/360     120       8         119       3/8/2017     360
  66             0.010           0.010                   5.50210    Actual/360     120       8         118       2/8/2017     360
  67             0.010           0.010                   5.84810    Actual/360     120       8         119       3/8/2017     360
  68             0.010           0.010                   6.03010    Actual/360     120       8         118       2/8/2017     360
  69             0.010           0.010                   5.83110    Actual/360     120       8         120       4/8/2017     360
  71             0.010           0.010                   5.60110    Actual/360     120       8         120       4/8/2017     420
  73             0.010           0.010                   5.52310    Actual/360     120       8         119       3/8/2017     420
  79             0.010           0.010                   5.63710    Actual/360     120       8         119       3/8/2017     420
  80             0.010           0.010                   5.60410    Actual/360     120       8         117       1/8/2017     360
  82             0.010           0.010                   5.78110    Actual/360     120       8         117       1/8/2017     360
  83             0.010           0.010                   5.65210    Actual/360     120       8         120       4/8/2017     360
83.01
83.02
  84             0.010           0.010                   5.79160    Actual/360     120       5         117       1/5/2017     360
  85             0.010           0.010                   5.70210    Actual/360     120       8         119       3/8/2017     360
  86             0.010           0.010                   5.64210    Actual/360     120       8         119       3/8/2017     360
  87                             0.010         0.0400    5.97310    Actual/360     180       8         179       3/8/2022     360
  89             0.010           0.010                   5.95910    Actual/360     120       8         120       4/8/2017     300
  91             0.010           0.010                   5.79110    Actual/360     120       8         120       4/8/2017     360
  92             0.010           0.010                   5.60910    Actual/360     120       8         117       1/8/2017     360
  93                             0.010         0.0700    5.74610    Actual/360     120       8         119       3/8/2017     360
  94                             0.010         0.0500    5.96810    Actual/360      60       8         58        2/8/2012     420
  95             0.010           0.010                   6.28910    Actual/360     120       8         118       2/8/2017     360
  96             0.010           0.010                   5.76110    Actual/360     120       8         120       4/8/2017     380
 102             0.010           0.010                   5.78810    Actual/360     120       1         117       1/1/2017     360
 106             0.010           0.010                   5.60710    Actual/360     120       8         117       1/8/2017     360
 110             0.010           0.010                   5.62110    Actual/360     120       8         117       1/8/2017      0
 111             0.010           0.010                   5.67610    Actual/360     120       8         119       3/8/2017     420
 113                             0.010         0.0500    5.68510    Actual/360     120       8         119       3/8/2017     420
 114             0.010           0.010                   5.97910    Actual/360     120       8         119       3/8/2017     360
 115             0.010           0.010                   5.81110    Actual/360     120       8         119       3/8/2017     360
 118             0.010           0.010                   5.90110    Actual/360     120       8         119       3/8/2017      0
 120             0.010           0.010                   5.65010    Actual/360     120       8         118       2/8/2017     360
 125             0.010           0.010                   5.88810    Actual/360     120       8         118       2/8/2017     360
 145                             0.010         0.1000    6.03110    Actual/360     120       8         119       3/8/2017     360

                                                                                                       PARTIAL
                                                ARD     ENVIRONMENTAL     CROSS     CROSS            DEFEASANCE   LETTER OF
LOAN #   REM. AMORT   TITLE TYPE   ARD LOAN   STEP UP     INSURANCE     DEFAULTED   COLLATERALIZED     ALLOWED     CREDIT
---------------------------------------------------------------------------------------------------------------------------

  1          0        Fee                                     No                                                  Yes
 1.01                 Fee                                     No
 1.02                 Fee                                     No
 1.03                 Fee                                     No
 1.04                 Fee                                     No
 1.05                 Fee                                     No
 1.06                 Fee                                     No
 1.07                 Fee                                     No
 1.08                 Fee                                     No
  2          0        Fee                                     No                                         Yes
 2.01                 Fee                                     No
 2.02                 Fee                                     No
  3          0        Fee                                     No
  5          0        Fee                                     No
  7          0        Fee                                     No
 7.01                 Fee                                     No
 7.02                 Fee                                     No
  8         420       Fee                                     No
  10         0        Fee                                     No
  11         0        Fee                                     No
  17        359       Fee                                     No
17.01                 Fee                                     No
17.02                 Fee                                     No
17.03                 Fee                                     No
17.04                 Fee                                     No
  18        360       Fee                                     No
  20        360       Fee                                     No
  23        360       Fee                                     No
  24         0        Fee                                     No
  25        360       Fee                                     No                                         Yes
25.01                 Fee                                     No
25.02                 Fee                                     No
25.03                 Fee                                     No
25.04                 Fee                                     No
  27        420       Fee                                     No
  30         0        Fee                                     No
  32        360       Fee                                     No
  33         0        Fee                                     No
  34        360       Fee                                     No
  35        356       Fee                                     No
  36        418       Fee                                     No
  37        360       Fee                                     No
  38         0        Fee                                     No
  39        358       Fee                                     No
  40        418       Fee                                     No
  42         0        Leasehold                               No
  43        360       Fee                                     No
  44         0        Fee                                     No
  46        360       Fee                                     No
  51        360       Leasehold                               No
  53        358       Fee                                     No                                         Yes
53.01                 Fee                                     No
53.02                 Fee                                     No
  55         0        Fee                                     No
  56        360       Fee                                     No
  59        359       Fee                                     No                                                  Yes
  62        360       Fee                                     No
  64        359       Fee                                     No
  66        360       Fee                                     No
  67        359       Fee                                     No
  68        358       Fee                                     No
  69        360       Fee                                     No                                         Yes
  71        420       Fee                                     No
  73        419       Fee                                     No
  79        420       Fee                                     No
  80        357       Fee                                     No
  82        360       Leasehold                               No
  83        360       Fee                                     No                                         Yes
83.01                 Fee                                     No
83.02                 Fee                                     No
  84        360       Fee                                     No
  85        360       Fee                                     No
  86        360       Fee                                     No
  87        359       Fee                                     No
  89        300       Fee                                     No
  91        360       Fee                                     No
  92        360       Fee                                     No
  93        359       Fee                                     No
  94        418       Fee                                     No
  95        358       Fee                                     No
  96        380       Fee                                     No
 102        360       Fee                                     No
 106        360       Fee                                     No
 110         0        Fee                                     No
 111        419       Fee                                     No                                                  Yes
 113        419       Fee                                     No
 114        359       Fee                                     No
 115        359       Fee                                     No
 118         0        Fee                                     No
 120        360       Fee                                     No
 125        358       Fee                                     No
 145        359       Fee                                     No

                                                          UPFRONT       UPFRONT       UPFRONT        UPFRONT        UPFRONT
                     LOCKBOX                HOLDBACK    ENGINEERING      CAPEX         TI/LC          RE TAX          INS.
LOAN #                TYPE                   AMOUNT     RESERVE ($)   RESERVE ($)   RESERVE ($)    RESERVE ($)    RESERVE ($)
-----------------------------------------------------------------------------------------------------------------------------

  1      Hard                                               661,000
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
  2      Hard                                                          60,000,000                    3,539,035        987,198
 2.01
 2.02
  3      Hard
  5      Hard
  7      Hard                                               165,000
 7.01
 7.02
  8                                                                                                    782,712
  10     Hard                                                21,250                   1,000,000         74,273          8,912
  11     Hard                                                                           243,390        107,636          4,822
  17                                                        105,900                                                    23,908
17.01
17.02
17.03
17.04
  18     None at Closing, Springing Hard                                  285,500       750,000        281,413          5,581
  20                                                                                                                    3,234
  23                                                         34,063
  24
  25     Hard                                                                                           81,134          6,569
25.01
25.02
25.03
25.04
  27     None at Closing, Springing Hard                     23,438
  30     Hard                                                                                           66,287         14,714
  32     Hard                                                                                           54,019         50,002
  33                                                                                                                   11,484
  34     Soft at Closing, Springing Hard                                                                47,753         15,119
  35     None at Closing, Springing Hard                    121,750                                     32,152          3,363
  36     Hard
  37                                                                                                    41,283          8,967
  38                                                                                                                    9,953
  39                                                                       25,000       125,000         60,892          6,410
  40     Hard
  42                                                                                                                   18,750
  43                                                                      150,000                       24,608         35,817
  44                                                        141,706                                                     8,242
  46                                                                                                                   64,114
  51     Soft                                                                           300,000                        10,416
  53     Hard
53.01
53.02
  55                                                                                                                    4,701
  56                                        1,400,000                                                   49,431          8,757
  59     Hard                                                                                           98,984
  62                                                                                    100,000                         5,802
  64     Soft at Closing, Springing Hard                                                                 3,828          5,597
  66                                                                                    100,000                         5,787
  67     Soft at Closing, Springing Hard                                                                31,336         32,919
  68     Hard                                                                                           21,865         21,442
  69                                                                                                    57,907
  71     Soft at Closing, Springing Hard                                                               165,000          3,322
  73                                        #VALUE!                        57,195        50,000         67,229          4,864
  79                                                         13,489                                                     2,490
  80                                                                                                    14,231          1,311
  82                                                                                    150,000         15,224          5,328
  83     Hard                                                                                           22,197          8,182
83.01
83.02
  84                                                                                                    34,970         17,176
  85     Hard                                                                                           48,428          2,285
  86                                                                                     25,000
  87                                                                                                    34,758
  89     Hard                                                                                           42,506         22,256
  91                                                                                     25,000         18,463          1,190
  92                                                                       12,900                       21,792
  93
  94                                                                                     25,000         19,981         12,876
  95     Hard                                                                                           14,129
  96     Hard                                                                           150,000                         2,305
 102     Hard
 106                                                                       17,216                       13,600
 110                                                                                    100,000          8,190          4,386
 111
 113     Hard                                                                                                           1,633
 114                                                                       44,000                        8,651         52,786
 115                                                                                                                    4,387
 118                                                                                                     4,212
 120                                                                                                     3,642
 125
 145                                                                                                     2,134            441

           UPFRONT       MONTHLY         MONTHLY         MONTHLY         MONTHLY         MONTHLY       MONTHLY       MONTHLY
            OTHER         CAPEX           CAPEX           TI/LC           TI/LC          RE TAX         INS.          OTHER
LOAN #   RESERVE ($)   RESERVE ($)   RESERVE CAP ($)   RESERVE ($)   RESERVE CAP ($)   RESERVE ($)   RESERVE ($)   RESERVE ($)
------------------------------------------------------------------------------------------------------------------------------

  1       17,805,000
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
  2      590,000,000       234,000                                                       3,539,035       493,599
 2.01
 2.02
  3
  5
  7        5,800,000
 7.01
 7.02
  8                                                                                         93,227
  10       2,274,714         6,710                                           100,000        18,568         8,912
  11       1,581,082         3,739           224,313                                        53,818         4,822
  17                         3,983                                                          11,339         4,116
17.01
17.02
17.03
17.04
  18                                                                                        25,583         5,581
  20                                                                                         3,002           809
  23         220,047         3,279                           6,831           163,942        23,464         2,390
  24         500,000
  25                         3,514                                                          20,284         3,284
25.01
25.02
25.03
25.04
  27          24,889         1,663            19,956         7,500           180,000        31,321         1,814
  30                         2,741                                                          16,572         2,452
  32                        14,167                                                          10,804         5,000
  33          79,116         1,022                           3,000           180,000        12,143         2,297
  34                         4,750                                                           9,551         5,040
  35         751,079         5,507                           4,167           225,000         8,038         1,682
  36                           990            23,755
  37                         1,180                                                          10,321           996
  38                         1,991            47,790         1,250            30,000        12,910         1,422
  39                                          25,000                         125,000        30,446         3,205
  40                         1,013            24,300
  42         484,756           829            29,837         3,750           225,000                       1,705
  43                         7,500                                                          12,304         7,959
  44                         1,134                           3,023           109,000        15,236         1,648
  46       1,315,500           904                           4,167           100,000        15,957        24,581
  51                         1,855            22,260                                                       2,083
  53          55,428
53.01
53.02
  55                           241             9,700         2,500            60,000         7,593           940
  56          15,000           224             8,064                                         4,494         1,751
  59         594,848         1,752                           2,264           105,000        19,797
  62                           560                           1,868           100,000         5,258           829
  64         415,224         1,350                           8,333           500,000         3,828         1,119
  66                           703                           2,871           100,000         3,368           827
  67                         3,768                                                           7,834         6,584
  68                         6,992                                                           6,247         2,382
  69          81,060           423            10,146                                         9,651
  71                           417            20,020         1,757                          27,500           554
  73                           325                             434            50,000        13,446         1,216
  79                           273                             728                           5,182         1,245
  80                           383                           4,122                           4,744           656
  82          33,000           800            28,786         2,083           225,000         5,075         1,332
  83         400,000         1,124                           4,167           100,000         4,439         1,636
83.01
83.02
  84                         3,000                                                           8,742         2,642
  85                         6,613                                                           8,071         2,285
  86           8,500           249                           2,083            50,000         4,066           382
  87         425,000                                                                         4,345
  89          77,517           712                                                          10,626         7,419
  91                         2,948                           2,527           150,000         4,616         1,190
  92                                                                                         7,264
  93          15,120           459                                                           8,031           429
  94                           890                           2,083            75,000         9,990         1,431
  95                           624                           2,073                           4,710
  96                        592.00            15,660         2,435           250,000         5,138           576
 102          20,420           161
 106                                                                                         4,533
 110                           236            11,346           417            20,000         2,730           548
 111         130,000                           5,748                         100,000
 113                           299            10,764                                                         272
 114         210,000           421                           1,052            50,000         2,163         4,799
 115                           210                           1,250            75,000         3,619         1,462
 118          25,715                                                                         2,106           793
 120         177,410           119                             850            51,000           911           356
 125                           453                                                          10,001           408
 145                                                           196            11,750           267            88

          GRACE      GRACE
LOAN #   TO LATE   TO DEFAULT
-----------------------------

  1            0            0
 1.01
 1.02
 1.03
 1.04
 1.05
 1.06
 1.07
 1.08
  2            0            0
 2.01
 2.02
  3            0            0
  5            0            0
  7            0            0
 7.01
 7.02
  8            0            0
  10           0            0
  11           0            0
  17           0            0
17.01
17.02
17.03
17.04
  18           5            5
  20           0            0
  23           0            0
  24           0            0
  25           0            0
25.01
25.02
25.03
25.04
  27           0            0
  30           0            0
  32           0            0
  33           0            0
  34           5            5
  35           5            5
  36           0            0
  37           0            0
  38           0            0
  39           0            0
  40           0            0
  42           0            0
  43           0            0
  44           0            0
  46           0            0
  51           0            0
  53           0            0
53.01
53.02
  55           0            0
  56           0            0
  59           0            0
  62           0            0
  64           0            0
  66           0            0
  67           0            0
  68           0            0
  69           0            0
  71           0            0
  73           0            0
  79           0            0
  80           0            0
  82           0            0
  83           0            0
83.01
83.02
  84           3            3
  85           0            0
  86           0            0
  87           0            0
  89           0            0
  91           0            0
  92           0            0
  93           0            0
  94           0            0
  95           0            0
  96           0            0
 102           5            5
 106           0            0
 110           0            0
 111           0            0
 113           0            0
 114           0            0
 115           0            0
 118           0            0
 120           0            0
 125           0            0
 145           0            0

                                  SCHEDULE III

                               MERS MORTGAGE LOANS

--------------------------------------------------------------------------------------------------------------
    MERS NUMBER                              PROPERTY NAME                             POOL
--------------------------------------------------------------------------------------------------------------

 1  MERS 8000101-0000004896-6                Riverchase Medical Suites                 ML-CFC 2007-6
--------------------------------------------------------------------------------------------------------------
 2  MERS 8000101-0000005004-6                Amerihost Inn & Suites                    ML-CFC 2007-6
--------------------------------------------------------------------------------------------------------------
 3  MERS 8000101-0000005006-1                Radisson Milwaukee North Shore            ML-CFC 2007-6
--------------------------------------------------------------------------------------------------------------
 4  MERS 8000101-0000004224-1                Hanson Commons I & II                     ML-CFC 2007-6
-------------------------------------------------------------------------------------------------------------